P  R  O  S  P  E  C  T  U  S



                               BARON FUNDS


                                              J A N U A R Y  1 7, 2 0 0 0


                                              BARON ASSET FUND

                                              BARON GROWTH FUND

                                              BARON SMALL CAP FUND

                                              BARON iOPPORTUNITY FUND



                     [REGISTERED CASTLE LOGO]

[PHOTOS]

WELCOME TO
BARON FUNDS:

BARON: A LONG-TERM INVESTOR IN SMALL AND MID-SIZED, GROWTH BUSINESSES
 ...BUSINESSES OPERATED BY TALENTED, HARDWORKING AND ETHICAL ENTREPRENEURS WITH BIG DREAMS...

When I founded Baron Capital nearly eighteen years ago in June 1982, I did so based upon a few relatively simple and straightforward ideas.

I had been a securities analyst since 1970 and managed money for others since 1975. I achieved early investment success by purchasing McDonalds, Disney, Hyatt Hotels, Federal Express and Mattel...when they were all a lot smaller than today. These successes reinforced my belief that small and mid sized businesses offer greater opportunities for growth than larger companies. Small and medium sized businesses that can become BIG...businesses that have the opportunity to double in size in three to five years...and then double again in the next three to five years. That's what we're looking for...doubles, doubles again and doubles then again...if we can purchase and continue to own shares that are attractively priced, of course.

I also believed talented, hardworking and honest business managers were absolutely essential for a business to be successful. In certain instances, we have placed even more reliance on management than on the business itself. George Blumenthal and his partner Barclay Knapp with their NTL, Corecomm, Cellular Communications of Puerto Rico, Cellular Communications International and Cellular Communications of Ohio businesses are prime examples. These investments all have been home runs for us and there was little to commend them when we initially invested except George and Barclay and their dreams.

Finally, Baron determined to be a LONG TERM INVESTOR in businesses...not a short term trader of stocks. We think of ourselves as part owners of publicly held businesses...very profitable businesses with important barriers to prevent others from usurping our corporate opportunities. As long term investors, when our small and mid sized businesses are successful, when they do become BIG, and they're still attractively priced, we'll still own them and participate in their success. Companies like Charles Schwab, Robert Half, NTL, Hispanic Broadcasting, DeVry, Flextronics, American Tower and others have increased in value many fold since our initial purchases several years ago. All our investments, including those just mentioned, have the potential to at least double during the next three or four years.

Baron Asset Fund, our largest fund, has low portfolio turnover...on average 16% per year over the last four years...meaning we hold investments on average more than six years. This allows us to learn a lot more than others about the businesses and their prospects in which we are PART OWNERS. Baron Funds should be advantaged by the special insights its analysts glean over the years about these businesses. The average small cap mutual fund turned over its portfolio 100% last year, i.e., by the end of the year it didn't own any shares of business that it owned at start of year.


                                                    NOT A PART OF THE PROSPECTUS

In fact, a few trading oriented, very strong performing mutual funds last year turned over their portfolios as much as 600%! This means they held an average stock less than two months...a good strategy in last year's IPO and momentum driven stock market...but, not always a successful strategy during the past thirty years.

BARON: RESEARCH. RESEARCH. RESEARCH.

Baron relies upon our own "kick the tires" investment research. We are not dependent upon investment banking supported, brokerage firm research recommending stocks of their fee paying banking clients. We are certainly not reliant upon "hot tips," reports on Internet message boards and chat rooms and broadcast and news media recommendations or reports of businesses exceeding or "missing" earnings estimates. Our analysts visit the companies in which we invest regularly (and, their competitors as well, of course), develop our own opinions on businesses' executives abilities and strategies, and not just model the financial prospects of businesses, but, peer review our opinions and research with our fellow Baron analysts and portfolio managers (not an easy group to convince). "Investigate before you invest" was the well advertised slogan of the New York Stock Exchange in the 1950s when I became interested in the stock market in high school. This remains our credo. And in this Internet democratized world of vast information networks, we believe that INFORMATION IS NOT KNOWLEDGE and our research and business analysis are more important...and relevant...than ever.

Our intense research efforts have provided us with enough knowledge and information to allow us to purchase significant interests in a number of publicly traded businesses...at attractive prices. Vail Resorts, Sotheby's, Charles Schwab, Flextronics, Hispanic Broadcasting, Mirage Resorts, Saga Communications, NTL, American Tower, Corecomm, Polo Ralph Lauren, Dollar Tree, Choice Hotels, DeVry, Apollo, Robert Half and Sun International Hotels are among these investments. We are likely to remain investors in these businesses and several others, as well, for years to come. The common element in these investments? All these businesses are likely to be a lot larger and a lot more profitable in a few years than they are today...and a lot larger and a lot more profitable in a few more years after that. This is in contrast to many businesses today whose stocks are currently doing well but, that are not yet profitable and must rely upon capital markets financing, not retained earnings, to permit them not just to grow but, to remain viable.

BARON: NO DIRECT TECHNOLOGY INVESTMENTS. SO...WHY BARON I OPPORTUNITY FUND? AND, WHY NOW?

Baron has not previously invested in software, computer hardware and chip businesses. This is because, due to rapid advances in technology, success with current technology is generally not a good predictor of future success. Regardless, BARON EMBRACES CHANGE and believes that technology will continue to become increasingly more important in our economy and lives. Baron has substantial investments in businesses that use technology to achieve long term competitive advantages...i.e. Charles Schwab; businesses that provide technology training and education...i.e.


NOT A PART OF THE PROSPECTUS

DeVry and Apollo; and a business that manufactures for others advanced technology products but is indifferent to the success or failure of specific products...i.e. Flextronics. Baron also has substantial investments in communications businesses, i.e. cable television, cellular telephone, satellite communications and telephone. We believe that strong demand by both businesses and consumers for wired and wireless data services (Internet) and significant barriers to competition, i.e. exclusive government licenses and huge capital requirements, make these successful businesses less vulnerable to competition. Our significant media investments are benefiting from very strong advertising markets driven by Internet business demand.

WE THINK THERE ARE VERY PROFITABLE INTERNET BUSINESS OPPORTUNITIES WITH SUSTAINABLE COMPETITIVE ADVANTAGES THAT OFFER GOOD LONG TERM INVESTMENT OPPORTUNITY...AND THAT CAN BE PURCHASED AT ATTRACTIVE PRICES RELATIVE TO THESE OPPORTUNITIES.

During the last two years we have studied numerous Internet businesses. Many Internet stock market valuations are not easily justified. But, there are attractive, well priced Internet opportunities, both subtle and readily apparent, that may be discovered by "kick the tires" research. And, researching Internet businesses isn't a lot different from the due diligence we perform on "bricks and mortar" businesses to find the few businesses that meet our investment criteria. The potential rewards for a successful Internet investment are, of course, present.

OUR RESEARCH EFFORTS FOR BARON I OPPORTUNITY FUND ARE EXPECTED TO ENHANCE OUR KNOWLEDGE BASE AND BENEFIT OUR OTHER FUNDS.

We have to be convinced that the "bricks and mortar" businesses in which Baron Funds already has large investments will not become the functional equivalents of early 1900's horse and carriage buggywhip companies. We want to be certain we don't invest in a chain of video stores and later discover that films can be delivered to your home by satellite, cable or the Internet; or in a newspaper reliant upon classified and help wanted advertising revenues and later discover that online auctions and job boards are challenging those revenue streams; or in a "bricks and mortar" stock brokerage firm staffed with thousands of brokers and later discover that business challenged by Charles Schwab using the web as a backbone to provide full service brokerage to its baby boomer customers. Retailers, distribution businesses, regional banks, mailing services and suppliers to manufacturing companies are just some of the businesses threatened by the web. The web is changing everything.

OUR RESEARCH ON INTERNET AND COMMUNICATIONS BUSINESSES SHOULD ALLOW BARON FUNDS TO OFFER OUR YOUNG ANALYSTS MORE EXCITING AND CHALLENGING CAREER OPPORTUNITIES.

It is challenging for us (and, so far, it's been one of our great successes) to identify, attract, train and retain bright, young, hardworking analysts and portfolio managers. This is especially true when we're competing for talent not just with other investment firms, but also with rapidly growing Internet companies. Recent conversations and visits in the course of our investment research with recruiters Monster.com, Robert Half, Heidrick and Struggles and others, only serve to reinforce this point.


                                                    NOT A PART OF THE PROSPECTUS

"What top college student wants to interview at Proctor and Gamble for a role in their marketing department, when he or she could try to obtain a position and seek their fortune with a dot.com business?" we were often told. Young people, the future of all businesses, want to be involved in forward looking, interesting, and potentially lucrative businesses. Our Internet work will continue to make Baron a most desirable and preferred place of employment for young analysts.

I am grateful for the strong contributions my fellow Baron Capital employees have made to our firm's investment successes. I am confident that the coming years offer even greater promise and potential than the recent past.

THANK YOU FOR INVESTING IN BARON FUNDS.

Thank you for joining us as fellow shareholders in Baron Funds. As mutual funds have proliferated in recent years, i.e. there are now more funds than there are stocks, the decisions you must make on behalf of yourself and your family, we are certain, has become ever more difficult. This is especially the case since the very strong market advance during the past two years has been so concentrated in technology and Internet stocks, and highly regarded financial advisers and newsletters often give you conflicting advice.

We  hope  our  detailed  quarterly   shareholder   letters,   annual  investment
conferences, interviews with the press and quarterly financial adviser conference calls have allowed you to determine if Baron Funds remains a suitable investment for you and your family. If you have any further questions, please feel free to call or email us at info@baronfunds.com.

Again, we want to thank you, our fellow shareholders, for your continued strong support.


Sincerely,

/s/Ronald Baron
---------------
   Ronald Baron
   Chairman and Chief Executive Officer
   Baron Capital, Inc.
   January 17, 2000


NOT A PART OF THE PROSPECTUS

Percentage of each stock owned by the Funds combined (Baron Asset Fund, Baron Growth Fund and Baron Small Cap Fund) as of 12/31/99

American Tower Corp.           3.2%        Heidrick and Struggles         4.8%
Apollo Group, Inc.             7.4%        Hispanic Broadcasting Corp.    4.0%
Budget Group                   6.6%        Mirage Resorts                 4.4%
Charles Schwab Corp.           3.0%        NTL, Inc.                      3.5%
Choice Hotels Intl., Inc.     28.3%        Polo Ralph Lauren             10.3%
Corecomm                      12.8%        Robert Half Intl.              8.1%
DeVry, Inc.                    7.9%        Saga Communications           24.9%
Dollar Tree                    5.8%        Sotheby's Holdings, Inc.      36.0%
Education Management          13.4%        Sun International Hotels      13.5%
Flextronics International,                 Vail Resorts                  29.1%
 Inc.                          6.0%        XM Satellite                   2.5%
Four Seasons Hotel, Inc.       4.4%

Percentage of Total Assets for the Top Ten Industries of the Funds combined (Baron Asset Fund, Baron Growth Fund and Baron Small Cap Fund) as of 12/31/99

Communications                16.6%        Hotels & Lodging               4.5%
Retail Stores & Restaurants   15.0%        Business Services              6.7%
Media & Entertainment         13.5%        Education                      4.4%
Financial Services            12.7%        Manufacturing                  3.5%
Amusement & Recreation                     Utility Services               2.7%
 Services                      7.7%

Annual Portfolio Turnover Rate as of 12/31/99

Baron Asset Fund              13%
Baron Growth Fund             42%
Baron Small Cap Fund          38%


According to Morningstar, as of November 30, 1999 the average turnover rate of the 1,775 small and mid cap mutual funds tracked is 103%. Of the 1,775 small and mid cap mutual funds, 8 have a portfolio turnover rate of 600% or greater.


                                                    NOT A PART OF THE PROSPECTUS

                        [PAGE INTENTIONALLY LEFT BLANK]

                                   BARON FUNDS

                             BARON iOPPORTUNITY FUND

SUPPLEMENT TO JANUARY 17, 2000 PROSPECTUS

The distributor of BARON iOPPORTUNITY FUND (the "Fund"), Baron Capital, Inc. ("Baron Capital"), is soliciting subscriptions for Fund shares during an initial offering period currently scheduled from January 18, 2000 to February 29, 2000 (the "Subscription Period"). Orders received during the Subscription Period will be accepted by the Fund at the Fund's initial offering price of $10.00 per share on February 29, 2000. Payments accompanying orders received during the
Subscription Period will be held by the Fund's transfer agent uncashed and uninvested until that time.

Charles Schwab & Co., Inc. ("Schwab") is also soliciting subscriptions of Fund shares during the Subscription Period, pursuant to a Selected Dealer Agreement with Baron Capital. The $10.00 per share purchase price for Fund shares ordered through Schwab will be paid from a Schwab customer's brokerage account on February 29, 2000. For services rendered by Schwab during the Subscription Period, Baron Capital will pay compensation to Schwab that is in addition to the normal fees received by Schwab regarding Fund shares that are sold through Schwab upon the conclusion of and after the Subscription Period. All fees paid to Schwab for subscription services will be paid by Baron Capital out of its own resources or those of its affiliates and will have no effect on the Fund's fees or expenses. After the Subscription Period, Schwab will receive remuneration for recordkeeping and shareholder servicing of Fund shares purchased through Schwab.

Shares of the Fund will not be available to the public prior to the Fund's commencement of operations except through these subscription offers.

                    This Supplement is Dated January 17, 2000

                              ---------------------

BARON  ASSET FUND

BARON GROWTH FUND

BARON SMALL CAP FUND

BARON iOPPORTUNITY FUND



767 Fifth Avenue
New York, New York 10153
1-800-99-BARON
212-583-2100













This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.



As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the Commission has approved or disapproved them or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.




January 17, 2000

                                                                  PROSPECTUS o 1

TABLE  OF  CONTENTS

______________________________________________________________________________

INFORMATION         Investment Goals, Strategies and Risks    3
ABOUT THE
FUNDS               Past Performance                          6

                    Fund Expenses                             8

                    Financial Highlights                     10

                    Other Investment Strategies              13

                    Management                               15
______________________________________________________________________________

INFORMATION         How Your Shares are Priced               17
ABOUT YOUR
INVESTMENT          How to Purchase Shares                   17

                    How to Redeem Shares                     19

                    Distributions and Taxes                  21

                    General Information                      22
______________________________________________________________________________

MORE
INFORMATION         Back Cover









2 o POSPECTUS

INFORMATION ABOUT THE FUNDS


INVESTMENT GOALS AND STRATEGIES

WHAT ARE THE INVESTMENT GOALS OF THE FUNDS?

BARON  ASSET FUND        capital appreciation through investments in securities
                         of small and medium sized companies with undervalued assets or favorable growth prospects

BARON GROWTH  FUND       capital appreciation

BARON SMALL CAP FUND     capital appreciation through investments primarily in
                         securities of small companies

BARON iOPPORTUNITY FUND  capital appreciation


WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

In making investment decisions for the Funds the Adviser seeks securities that the Adviser believes have:

1. favorable price to VALUE characteristics based on the Adviser's assessment of their prospects for future GROWTH and profitability.
2.   the potential to increase in value at least 50% over two subsequent years.

Investment decisions are made by the Funds' investment adviser, BAMCO, Inc. (the "Adviser"). The Adviser seeks investments that are supported by long term demographic, economic and societal "mega-trends." Among the industries that will benefit from long lasting "mega-trends" are education, due to increased knowledge requirements in an information based-economy; healthcare, due to the aging of America; products and services for the large baby-boomer and echo-boomer (their children) segments of our population; media and services for the rapidly growing U.S. Hispanic population; communication businesses, due to rapidly increasing demand for bandwidth; and businesses able to establish long term competitive advantage through the use of the Internet. The Adviser thoroughly researches the companies in which the Funds invest. The Adviser's research process includes visits and interviews by the Adviser with company managements and their major competitors. The Adviser looks for the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. The Adviser seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and

                                                                  PROSPECTUS o 3
asset values, before the companies' long-term business prospects are appreciated by other investors. There is no assurance that the Funds will meet their investment goals. The Funds may take large positions in the companies in which the Adviser has the greatest conviction. The Funds have a long term outlook. The Funds are designed for long-term investors, not for investors who intend to sell after a short period of time.

BARON ASSET FUND invests primarily in common stocks of small and medium sized companies selected for their capital appreciation potential.

BARON GROWTH FUND invests primarily in common stocks of smaller companies selected for their capital appreciation potential.

BARON SMALL CAP FUND invests primarily in common stocks selected for their capital appreciation potential. At least 65% of the Fund's total assets are invested in the securities of smaller companies based on the market size of the investment at the time of purchase.

BARON iOPPORTUNITY FUND invests primarily in common stocks selected for their capital appreciation potential. The Fund seeks investments in companies that the Adviser believes have Internet-related growth opportunities. "Internet-related" will include opportunities directly related to the web as well as opportunities that result from the rapidly changing information technology environment. The Fund will focus on new media, interactive communication, electronic content delivery, networking and e-commerce. Investments will also include access, infrastructure, products and services for all of the above. The Adviser seeks to invest in both new emerging companies and more mature "bricks and mortar"
businesses which the Adviser believes have significant, sustainable, Internet-related growth opportunities. Internet-related investments, as with investments for the other Baron Funds, will be purchased at prices the Adviser deems attractive based on the Adviser's projected cash flows and/or customer and asset valuations within a reasonable time period. At least 65% of the Fund's total assets are invested in securities of companies that are Internet-related.


WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

The Funds invest primarily in common stocks but may also invest in other equity-type securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. Securities are selected for their capital appreciation potential, and investment income is not a consideration.

BARON ASSET FUND invests primarily in small and medium sized companies with market capitalizations of approximately $500 million to $5 billion. BARON GROWTH FUND and BARON SMALL CAP FUND invest primarily in small sized companies with market values under $1.5 billion. These Funds will not sell positions just because their market values have increased. The Funds will add to

4 o PROSPECTUS
positions in a company even though its market capitalization has increased through appreciation beyond the limits stated, if, in the Adviser's judgment, the company is still an attractive investment. BARON iOPPORTUNITY FUND invests in companies of all sizes.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

GENERAL STOCK MARKET RISK The Funds' principal risks are those of investing in the stock market. The value of your investment in a Fund will increase as the stock market prices of the securities owned by the Fund increase and will decrease as the Fund's investments decrease in market value. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer, such as political, economic or general market conditions. Because the stock values fluctuate, when you sell your investment you may receive more or less money than you originally invested.

SMALL AND MEDIUM SIZED COMPANIES The Adviser believes there is more potential for capital appreciation in smaller companies but there also may be more risk. Securities of smaller companies may not be well known to most investors and the securities may be thinly traded. Smaller company securities may fluctuate in price more widely than the stock market generally and they may be more difficult to sell during market downturns. There is more reliance on the skills of a company's management and on their continued tenure. This investment approach requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

LARGE POSITIONS Even though the Funds are diversified, the Funds may establish significant positions in companies in which the Adviser has the greatest conviction. If the stock price of one or more of those companies should decrease, it would have a big impact on the Fund's net asset value. The Fund's returns may be more volatile than those of a less concentrated portfolio.

LONG TERM OUTLOOK AND PROJECTIONS The Funds are designed for long-term investors who are willing to hold investments for a substantial period of time. The cash flows and valuations that the Adviser projects for a company may not be achieved, which would negatively impact the stock market price of that company.

INTERNET Internet-related companies and companies propelled by new technologies may present the risk of rapid change and product obsolescence and their successes may be difficult to predict for the long term. Some Internet-related companies may be newly formed and have limited operating history and experience. Internet-related companies may also be adversely affected by changes in governmental policies, competitive pressures, and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in the company's fundamentals or economic conditions.

                                                                  PROSPECTUS o 5

PAST PERFORMANCE

The information below shows the Funds' annual returns and their long term performance. The information provides some indications of the risks of investing in the Funds. The bar charts show you how the performance for each Fund has varied from year to year. The tables compare each Fund's performance over time to that of the Russell 2000, a widely recognized unmanaged index of smaller companies. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future. The annual report contains additional performance information which is available upon request without charge by writing or calling the Funds at the address and telephone number set forth on the back of this Prospectus.


BARON  ASSET FUND

Annual returns for periods ended 12/31 of each year              [bar chart]
---------------------------------------------------

25.0%  -18.5%  34.0%  13.9%   23.5%    7.4%  35.3%   22.0%   33.9%  4.3%   16.3%
1989    1990   1991   1992    1993     1994  1995    1996    1997   1998   1999

Best Quarter:    4thQ 1999:    26.6%
Worst Quarter:   3rdQ 1990:   -24.0%

Average annual total return for periods ended 12/31/99
-------------------------------------------------------

                   1 year    5 years   10years   since inception (6.12.87)
BARON  ASSET FUND   16.3%     21.8%     16.0%     17.6%
Russell 2000       21.3%     16.7%     13.4%     11.2%


6 o PROSPECTUS

BARON GROWTH FUND

Annual returns for periods ended 12/31 of each year              [bar chart]
---------------------------------------------------

                                      52.5%     27.7%     31.1%     0.1%   44.7%
                                      1995      1996      1997      1998   1999

Best Quarter:   4thQ 1999:     23.9%
Worst Quarter:  3rdQ 1998:    -22.1%


Average annual total returns for periods ended 12/31/99
-------------------------------------------------------

                         1 year    5 years    since inception (1.3.95)
BARON GROWTH FUND        44.7%     29.9%      29.9%
Russell 2000             21.3%     17.0%      17.0%




BARON SMALL CAP FUND

Annual returns for periods ended 12/31 of each year              [bar chart]
---------------------------------------------------

                                                                    2.2%   70.8%
                                                                    1998   1999

Best Quarter:  4thQ 1999:    34.6%
Worst Quarter: 3rdQ 1998:   -28.1%


Average annual total returns for periods ended 12/31/99
-------------------------------------------------------

                                  1 year    since inception (10/1/97)
Baron Small Cap Fund              70.8%     29.9%
Russell 2000                      21.3%      6.0%

There is no performance information for Baron iOpportunity Fund which is scheduled to begin operations on February 29, 2000.

                                                                  PROSPECTUS o 7

FUND EXPENSES

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

Annual Fund Operating Expenses (Expenses that are deducted from a Fund's assets)

                    Management  Distribution   Other Expenses     Total Annual
                    Fee         (12b-1) Fee                       Fund Operating
                                                                  Expenses
BARON  ASSET FUND    1.0%        0.25%          0.06%              1.31%

Baron Growth        1.0%        0.25%          0.15%              1.40%
Fund

Baron Small Cap     1.0%        0.25%          0.09%              1.34%
Fund

Baron iOpportunity  1.0%        0.25%          0.25%**            1.50%**
Fund

** "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year. The Adviser has contractually agreed to reimburse certain expenses of the Fund so that its total operating expenses are limited to 1.5% of average net assets. The advisory contract is for an initial period of two years.

Baron iOpportunity Fund imposes a short-term trading fee of 1% on redemptions of shares held for less than 180 days.

8 o PROSPECTUS

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

================================================================================
YEAR                           1          3          5           10
================================================================================
BARON  ASSET FUND            $133       $415       $718       $1,579
--------------------------------------------------------------------------------
BARON GROWTH FUND            $143       $443       $766       $1,680
--------------------------------------------------------------------------------
BARON SMALL CAP FUND         $136       $425       $734       $1,613
--------------------------------------------------------------------------------
BARON iOPPORTUNITY FUND*     $153       $474       N/A         N/A
================================================================================

* Your estimated costs for Baron iOpportunity Fund for the one year period would be $153 under the reimbursement arrangement described in the footnote above and for the three year period would be $474.

There are additional charges if you have retirement accounts and wire transfers. You also may purchase and redeem your shares through broker-dealers or others who may charge a commission or other transaction fee for their services. (See "How to Purchase Shares" and "How to Redeem Shares")

The 12b-1 fee is paid to Baron Capital, Inc. for shareholder and distribution services. Because the fees are paid out of the Funds' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                  PROSPECTUS o 9

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the fiscal years indicated. Certain information reflects financial results for a single fund share. The "total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, whose report, along with the Funds' financial statements, is included in the annual report. There are no financial highlights for Baron iOpportunity Fund.


BARON  ASSET FUND

Year Ended September 30

                                        1999       1998     1997     1996     1995
Net Asset Value, Beginning of Year      $39.96    $47.43   $35.50   $29.30   $22.82
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)             (0.30)     0.05    (0.14)   (0.06)   (0.09)
Net Realized and Unrealized Gains
   (Losses) on Investments               11.95     (7.52)   12.11     6.29     7.23
------------------------------------------------------------------------------------
Total from Investment Operations         11.65     (7.47)   11.97     6.23     7.14
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment
   Income                                (0.04)     0.00     0.00     0.00     0.00
Distributions from Net Realized
   Gains                                  0.00      0.00    (0.04)   (0.03)   (0.66)
------------------------------------------------------------------------------------
Total Distributions                      (0.04)     0.00    (0.04)   (0.03)   (0.66)
------------------------------------------------------------------------------------
Net Asset Value, End of Year            $51.57    $39.96   $47.43   $35.50   $29.30
====================================================================================
TOTAL RETURN                              29.2%*   (15.7%)   33.8%    21.3%    32.3%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of
   Year                                 $5,863.1  $4,410.5  $3,224.5  $1,166.1  $290.0
Ratio of Expenses to Average Net
   Assets                                   1.31%     1.32%    1.35%    1.40%    1.44%
Ratio of Net Investment Income
   (Loss) to Average Net Assets            (0.57%)    0.11%   (0.52%)  (0.29%)  (0.55%)
Portfolio Turnover Rate                    15.64%    23.43%   13.23%   19.34%   35.15%
-------------------------------------------------------------------------------------------------

* Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.003%.

10 o PROSPECTUS

BARON GROWTH FUND

Year Ended September 30

                                          1999    1998     1997    1996    1995*
Net Asset Value, Beginning of Year        $20.32  $24.89   $18.40  $14.77  $10.00
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)               (0.04)   0.06     0.06    0.11    0.04
Net Realized and Unrealized Gains
   (Losses) on Investments                  8.82   (4.56)    6.68    3.66    4.73
---------------------------------------------------------------------------------
Total from Investment Operations            8.78   (4.50)    6.74    3.77    4.77
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment
   Income                                  (0.04)  (0.02)   (0.09)  (0.04)   0.00
Distributions from Net Realized
   Gains                                    0.00   (0.05)   (0.16)  (0.10)   0.00
---------------------------------------------------------------------------------
Total Distributions                        (0.04)  (0.07)   (0.25)  (0.14)   0.00
---------------------------------------------------------------------------------
Net Asset Value, End of Year              $29.06  $20.32   $24.89  $18.40  $14.77
=================================================================================
TOTAL RETURN                               43.2%  (18.1%)   37.1%   25.8%   47.7%
---------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of
   Year                                   $439.4  $315.6   $390.8   $207.2  $28.6
Ratio of Total Expense to Average Net
   Assets                                   1.40%   1.43%    1.40%    1.54%  1.99%**
Less: Ratio of Interest Expenses to
   Average Net Assets                      (0.03%) (0.06%)   0.00%    0.00%    0.00%
-----------------------------------------------------------------------------------
Ratio of expenses to Average Net
   Assets exclusive of Interest Expense     1.37%   1.37%    1.40%    1.54%    1.99%**
===================================================================================
Ratio of Net Investment Income (Loss) to
   Average Net Assets                      (0.20%)  0.21%    0.37%    1.20%    1.130**
Portfolio Turnover Rate                    53.36%  40.38%   25.17%   40.27%   40.56%
--------------------------------------------------------------------------------------

* For the period January 3, 1995 (commencement of operations) to September 30, 1995.
**   Annualized.

The Fund's custodian offset custody fees amounted to less than $0.01 per share in 1996 and 1995. The expense offset amounts are included in expense data above.

                                                                 PROSPECTUS o 11

BARON SMALL CAP FUND

Year Ended September 30
                                                   1999         1998

Net Asset Value, Beginning of Year               $ 8.61        $10.00
------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                               (0.10)        (0.02)
Net Realized and Unrealized Gains
   (Losses) on Investments                         4.86         (1.37)
------------------------------------------------------------------------
Total from Investment Operations                   4.76         (1.39)
------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends Net Investment Income                    0.00          0.00
Distributions from Net Realized Gains              0.00          0.00
------------------------------------------------------------------------
Total Distributions                                0.00          0.00
------------------------------------------------------------------------
Net Asset Value, End of Year                     $13.37        $ 8.61
========================================================================
TOTAL RETURN                                       55.3%        (13.9%)
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets(in millions), End of Year             $715.7        $403.7
Ratio of Expenses to Average Net Assets            1.34%         1.39%
Ratio of Net Investment Loss
   to Average Net Assets                          (0.99%)       (0.20%)
Portfolio Turnover Rate                           42.69%        59.68%
------------------------------------------------------------------------

12 o PROSPECTUS

OTHER INVESTMENT STRATEGIES


WHAT ARE SOME OF THE OTHER INVESTMENTS THE FUNDS MAKE?

CASH POSITION When the Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of the Funds' assets may be invested in cash or cash equivalents such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. When a Fund's investments in cash or similar investments increase, its investment objectives may not be achieved. BARON ASSET FUND may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may borrow up to 30% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made for temporary, emergency or other purposes.

DEBT SECURITIES The Funds may invest in debt securities which may include notes, bonds, debentures and money market instruments. Debt securities represent an obligation of the issuer to repay a loan of money to it, often with interest. The debt securities in which the Funds may invest include rated and unrated securities and convertible instruments. There is no minimum rating for the debt securities that may be purchased for those Funds. The Funds rely on the Adviser's assessment of the issuer's securities and do not use independent ratings organizations.

ILLIQUID SECURITIES BARON ASSET FUND may invest up to 10%, and BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may invest up to 15%, of their respective net assets in securities that are illiquid. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days.

SPECIAL SITUATIONS The Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or a technological advancement.

FOREIGN SECURITIES The Funds may invest without limitation in the securities of foreign issuers in U.S. denominated form known as American Depository Receipts. They may also invest in foreign denominated form (Global Depository Receipts or European Depository Receipts), up to 10% of the respective total assets of BAF, BGF and BSCF and up to 25% of the total assets of BiOPPF.

OPTIONS AND DERIVATIVES   BARON ASSET FUND may write (sell) covered call options
or purchase  put options on equity  and/or debt  securities.  BARON

                                                                 PROSPECTUS o 13

GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may write (sell) put options and covered call options and purchase put and call options on equity and/or debt securities. A call option gives the purchaser of the options the right to buy, and when exercised obligates the writer to sell, the underlying security at the exercise price. A put option gives the purchaser of the option the right to sell, and when exercised obligates the writer to buy, the underlying security at the exercise price. The options may be listed or over-the-counter. The Funds may also enter into equity swap agreements and other derivative investments.

OTHER STRATEGIES The Funds have additional investment strategies and restrictions that govern their activities. For a list of these restrictions and more information about the investment strategies, please see the section "Investment Goals, Strategies and Risks" in the Statement of Additional Information. Those that are identified as "fundamental"may only be changed with shareholder approval, while the others may be changed by the Board of Trustees.

WHAT ARE SOME ADDITIONAL RISK FACTORS?

OPTIONS AND DERIVATIVES Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and derivatives depend on the Adviser's ability to anticipate correctly the direction of stock prices, interest rates, and other economic factors. The dealer who takes the other side of a derivative transaction could fail. Where a liquid secondary market does not exist, the Fund would likely be unable to control losses by closing its position.

DEBT SECURITIES Lower rated securities may have a higher yield and the potential for a greater return than investment grade securities but may also have more risk. Lower rated securities are generally meant for longer-term investing and may be subject to certain risks with respect to the issuing entity and to market fluctuations. See the SAI for more information. The Adviser will also evaluate the securities and the ability of the issuers to pay interest and principal. With lower rated debt securities, a Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis than might be the case with higher rated securities. The market price and yield of lower rated securities are generally more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. The trading market for these securities may be less liquid than that of higher rated securities. Companies that issue lower rated securities may be highly leveraged or may have unstable earnings, and consequently the risk of the investment in the securities of such issuers may be greater than with higher rated securities.

The interest bearing features of debt securities carry a promise of income flow, but the price of the securities are inversely affected by changes in interest rates and are therefore subject to the risk of market price fluctuations. The market values of debt

14 o PROSPECTUS
securities may also be affected by changes in the credit ratings or financial condition of the issuers.

FOREIGN SECURITIES Investments in foreign securities may have greater risks than investments in domestic securities and such risks may be unrelated to the price of the security. Such risks include currency exchange risks, as the value of local currency relates to the U.S. dollar. The value of a foreign security may be worth less in U.S. Dollars even if the security increases in value in its own country due to declines in exchange rates or changes in U.S. or foreign laws. Foreign investments are also subject to political and economic risks, particularly in countries with unstable governments, different legal systems, and limited industries. In some countries there may be the risk of governments seizing the assets or operations of a company. Further, there may be less governmental supervision of foreign markets, including non-standardize financial reporting and less publicly available information. There is also the risk that the foreign securities may be less liquid, there may be delays in settlement of purchase and sale transactions, and there may not be adequate protection to ensure the other side will complete a transaction.

CONVERTIBLE SECURITIES Since convertible securities combine the investment characteristics of both bonds and common stocks, the Funds' convertible securities investments absorb the market risks of both stocks and bonds. The combination does, however, make the investment less sensitive to interest rate changes than straight bonds of comparable maturity and quality and usually less volatile than common stocks. Because of these factors, convertible securities are likely to perform differently than broadly-based measures of the stock and bond markets.

BORROWINGS To the extent a Fund borrows, it must maintain continuous asset coverage of 300% of the amount borrowed. Such borrowing has special risks. Any amount borrowed will be subject to interest costs that may or may not exceed the appreciation of the securities purchased.

ILLIQUID SECURITIES The absence of a trading market could make it difficult to ascertain a market value for illiquid positions. A Fund's net asset value could be adversely affected if there were no ready buyer at an acceptable price at the time the Fund decided to sell. Time-consuming negotiations and expenses could occur in disposing of the shares.

SPECIAL SITUATIONS Investments in special situations have the risk that the anticipated development does not occur or does not attract the expected attention.


MANAGEMENT OF THE FUND

The Board of Trustees oversees the management of the Funds. A list of the Board members and the Funds' officers may be found in the Statement of Additional Information. BAMCO, Inc., the Adviser, is located at 767 Fifth Avenue, New York, New York 10153, and is responsible for portfolio management. It is a subsidiary of Baron Capital Group, Inc. ("BCG"). Baron Capital, Inc. ("Baron Capital"), a registered

                                                                 PROSPECTUS o 15
broker-dealer and the distributor of the shares of the Funds, is also a subsidiary of BCG.

Ronald Baron is the founder, chief executive officer and chairman of the Adviser and BCG and is the principal owner of BCG. Morty Schaja is the president and chief operating officer of the Adviser and BCG and has been with the Adviser and BCG since 1991.

Mr. Baron has been the portfolio manager of BARON ASSET FUND and BARON GROWTH FUND since their inception. He has managed money for others since 1975. Since January 1999, BARON GROWTH FUND has been managed by a team that is headed by Ron Baron and that includes Matt Ervin and Mitch Rubin. Matt Ervin has been an analyst with Baron Funds for 5 years and before that was an analyst at another large money management firm. Mitch Rubin has worked at Baron Funds as an analyst for 4 years and before that was an analyst at a large brokerage firm. Cliff Greenberg has been the portfolio manager of BARON SMALL CAP FUND since its inception. Mr. Greenberg joined Baron Funds in January of 1997. He was a general partner and portfolio manager at HPB Associates, L.P., an investment partnership from January 1990 until he joined Baron Funds. BARON iOPPORTUNITY FUND is managed by co-portfolio managers Mitch Rubin and Matt Ervin. All of BARON iOPPORTUNITY FUND's holdings will be pre-approved by Morty Schaja and Ron Baron. Each of the portfolio managers named above may serve as portfolio managers or analysts for other products offered by affiliates that could conflict with their responsibilities to the Funds for which they are portfolio mangers. The Adviser also keeps the books of account of each Fund, and calculates daily the income and net asset value per share of each Fund. For its services, the Adviser receives a fee payable monthly from the assets of each Fund equal to 1% per annum of each Fund's respective average daily net asset value.

Brokerage transactions for the Funds in exchange-listed securities are executed primarily by or through the Adviser's affiliate, Baron Capital, when consistent with trying to obtain the best net results for the Funds. Baron Capital is a registered broker-dealer and a member of the NASD. Please see the Statement of Additional Information for more information about trade executions.

12b-1 PLAN

The Funds have adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of their shares and for services provided to shareholders. Because the fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The 12b-1 plan authorizes the Fund to pay Baron Capital a distribution fee equal on an annual basis to 0.25% of each Fund's average daily net assets. See the Statement of Additional Information for a more detailed listing of the expenses covered by the Distribution Plan.

16 o PROSPECTUS

INFORMATION ABOUT YOUR INVESTMENT


HOW YOUR SHARES ARE PRICED

The purchase or sale price for your shares is the particular Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the Exchange is open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by the Baron Funds' transfer agent. If you purchase or sell shares through a brokerage firm, bank or other financial institution, your transaction will receive the NAV next calculated after the financial institution receives your order. The Funds have agreements with certain financial institutions which authorize the financial institutions to accept orders or designate third parties to accept orders on behalf of the Funds. If you place your order through these authorized financial institutions, the order will be considered received when the authorized party accepts the order. Those orders will receive the NAV next computed after acceptance of the order by the authorized institution or its agent. The Funds' investments are valued based on the last sale price or where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. The Funds may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists.

HOW TO PURCHASE SHARES

You may purchase shares of the Funds directly without paying a sales charge. An application is included with this prospectus. Special applications are available to open individual retirement accounts ("IRAs"). The minimum initial investment is $2,000 unless you choose to invest through the Baron InvestPlan (see page
18). There is no minimum for subsequent purchases. The Funds may reject any proposed purchase. If the Funds identify short term traders, the Funds will reject their proposed purchases.

At present, only U.S. citizens and non-U.S. citizens with a tax identification number who reside in the U.S. may purchase shares of the Funds. Please call the Funds' transfer agent at 1-800-442-3814, if you have any questions.

You may invest or add to your account using any of the following methods:

                                                                 PROSPECTUS o 17

BY MAIL

TO OPEN A NEW ACCOUNT send your signed application form with your check payable to BARON FUNDS to:

               Baron Funds
               P.O. Box 219946
               Kansas City, MO 64121-9946

PLEASE MAKE SURE YOU INDICATE HOW MUCH MONEY YOU WANT INVESTED IN EACH FUND. Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards and cash will not be accepted.

WHEN ADDING TO YOUR ACCOUNT complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, write a note indicating in which Baron Fund the investment should go and the account number. Send it to the address above.

BY WIRE

You can make your initial or additional investments in the Funds by wire. To do so: (1) contact the Funds' transfer agent, DST Systems, Inc., at 1-800-442-3814 to obtain an account number. (2) Complete and sign the application form and mail it to Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946. (3) Instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4. (4) Be sure to specify the following information in the wire: (a) Fund you are buying, (b) your account number, (c) your name, and (d) your wire number.

Please be sure to include your name and account number. The Fund is not responsible for delays in the wiring process.

BY TELEPHONE

Once your account is open you may add to your investment by telephone and exchange among the Baron Funds if you have elected that option on the application. By choosing this option you authorize Baron Funds to draw on your bank account. Please note that your accounts must be identically registered. To add this option to your account, call 1-800-442-3814 for the forms.

BARON INVESTPLAN

Baron InvestPlan is an automatic investment plan offered by the Funds. The minimum initial investment is $500 with monthly investments of as little as $50 automatically invested from your checking account. To enroll in the Baron InvestPlan, complete the Enrollment Form (available by calling 1-800-99-BARON), attach a voided check and mail them to Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946.

18 o PROSPECTUS

THROUGH BROKER-DEALERS

You may purchase shares of the Funds through a broker-dealer or other financial institution that may charge a transaction fee. If you purchase the shares directly from the Funds, no transaction fee is charged. The Funds also participate in no transaction fee programs with many national brokerage firms.


HOW TO REDEEM SHARES

You may redeem your shares of the Funds by any of the methods described below. There are no redemption charges. If you are selling shares in an IRA account please read the information in the IRA kit. Redemptions will not be made until all of the requirements for redemption are met. Redemptions are priced at the next NAV calculated after your redemption request is received in proper form. If you have recently purchased shares your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within fifteen calendar days.

BY MAIL

Write a letter that includes the following information: the name of the registered owner(s) of the account, the name of the Fund, the number of shares or dollar amount to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. Mail the request to the transfer agent at Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946.

A signature guarantee is required for redemptions of more than $50,000 in any quarter. See the "Special Information About Redemptions" section on page XX. Within three days after receipt of a redemption request by the transfer agent in proper form, the Fund will normally mail you the proceeds.

BY TELEPHONE

If you have selected the telephone redemption option when you opened your account, you may redeem your shares by telephone. To add this option to your account call 1-800-442-3814 for a telephone redemption form. Once made, your telephone request cannot be changed. The minimum amount that you may redeem by telephone is $1,000. The maximum amount that you may redeem by telephone in any quarter is $50,000. You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered, (b) we will transmit the proceeds by electronic funds transfer to a pre-authorized bank account (usually a two banking day process), or (c) we will wire the proceeds to a pre-authorized bank account for a $10.00 fee (usually a next banking day process).

                                                                 PROSPECTUS o 19

The Funds have the right to refuse a telephone redemption if they believe it advisable to do so. If you have selected the telephone option you may be responsible for any fraudulent telephone order as long as the Funds and their transfer agent use reasonable procedures to confirm that telephone instructions are genuine.

BY BROKER-DEALER

You may redeem shares through broker-dealers or other institutions who may charge you a fee. The Funds may have special redemption procedures with certain broker-dealers.

SHORT-TERM TRADING FEE

BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of shares held for less than 180 days. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges and to offset the portfolio transaction costs and facilitate portfolio management.

The Fund will waive the fee for defined contribution plans. The Fund may waive the fee on redemptions if the Fund believes it is in the best interest of the Fund. Please check with your account representative before you purchase your shares to determine whether the fee waiver is applicable.

SPECIAL INFORMATION ABOUT REDEMPTIONS

If the amount to be redeemed in any quarter is greater than $50,000, all of the signatures on a redemption request and/or certificate must be guaranteed. If you have changed your address within 30 days of a redemption request, a signature guarantee is required. A signature guarantee helps protect you and the Funds from fraud. You can obtain a signature guarantee from most securities firms or banks, but not from a notary public. If you are redeeming $50,000 or less per quarter, and if proceeds are sent to the address of record, no signature guarantee is required. For joint accounts, each signature must be guaranteed. Please call the transfer agent at 1-800-442-3814 if you are unsure of any of the requirements. Please remember that the Funds will not redeem your shares until the original letter of instruction with the signature guarantee in proper form has been received by the transfer agent.

Any Fund share certificates that have been issued must be returned with your redemption request. The transfer agent may require other documentation from corporations, trustees, executors, and others who hold shares on behalf of someone

20 o PROSPECTUS
else. If you have any questions concerning the requirements, please call the transfer agent at 1-800-442-3814. Redemptions will not be made until all of the conditions, including receipt of all required documentation by the transfer agent, have been satisfied.

A redemption or exchange of Fund shares may generate a tax liability.

If you redeem more than $250,000 or 1% of the net asset value of a Fund during any 90-day period, the Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash.

If your account falls below $2,000 because of withdrawals, the Fund may ask you to increase your balance. If it is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds.

The Funds may suspend the normal redemption process if trading on the New York Stock Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Funds' net assets.


DISTRIBUTIONS AND TAXES

Each Fund pays its shareholders dividends from its net investment income and distributes any net realized capital gains once each year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

You are subject to federal income tax on Fund distributions, unless your investment is in an IRA or other tax-advantaged account. The tax status of any distribution is the same regardless of how long you have invested in the Fund and whether you reinvest your distributions or take them in cash. Income and short-term capital gain distributions are taxed at the ordinary income rate. Long-term capital gains distributions are taxed at either 10% or 20%, depending on your tax bracket. The tax status of the annual distribution will be detailed in an annual tax statement from the Fund. Distributions declared by the Fund may also be subject to state and local taxes. You should consult with your own tax adviser regarding your personal tax situation.

If you do not provide the Fund with your valid social security or taxpayer identification number, you will be subject to backup withholding for taxes.

                                                                 PROSPECTUS o 21

GENERAL INFORMATION


CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

The Bank of New York, 100 Church Street, New York, New York 10286 is the custodian for the Baron Funds' cash and securities. DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the shares. They are not responsible for investment decisions for the Baron Funds.

SHAREHOLDER INFORMATION

If you have questions about your account or transactions please contact the transfer agent, DST Systems, Inc., P.O. Box 219946, Kansas City, MO 64121-9946, or by telephone to 1-800-442-3814.

If you have questions about general Fund information please call the Baron Funds' office at 1-800-99-BARON or 212-583-2100.

As a Massachusetts business trust, annual shareholder meetings are not required. The Funds send quarterly reports to shareholders.

22 o PROSPECTUS

[PHOTOS]

[REGISTERED LOGO]
BARON
FUNDS


FOR MORE INFORMATION

Investors who want more information about the Baron Funds may obtain the following documents free upon request at the numbers or address below.

SHAREHOLDER REPORTS
Additional information about the Funds' investments is available in the Fund's quarterly reports to Shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
Additional  information  is  also  contained  in  the  Statement  of  Additional
Information dated January 17, 2000. A current Statement of Additional Information is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain the Statement of Additional Information and the shareholder reports without charge by writing or calling the Funds.


TO OBTAIN INFORMATION

By telephone:          Call 1-800-99-BARON (1-800-992-2766)

By mail write to:      BARON FUNDS
                       767 Fifth Avenue
                       New York, NY 10153

By e-mail:             Send your request to:
                       info@baronfunds.com

On the Internet:       Text-only versions of Baron Funds documents
                       can be viewed on-line or downloaded from:
                       http://www.baronfunds.com

or from:               http://www.sec.gov

OTHER
You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330). Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549- 6009.

Ticker Symbols:    BARON  ASSET FUND          BARAX
                   BARON GROWTH FUND          BGRFX
                   Baron Small Cap Fund       BSCFX
                   Baron iOpportunity Fund    BIOPX

SEC file number:  811-5032

                                                                       2000PROSP

                                BARON  ASSET FUND
                                BARON GROWTH FUND
                              BARON SMALL CAP FUND
                             BARON iOPPORTUNITY FUND

                                767 Fifth Avenue
                            New York, New York 10153
                                 (800) 99-BARON
                                  212-583-2100

                            ________________________


                       STATEMENT OF ADDITIONAL INFORMATION
                                January 17, 2000

                            ________________________


               This Statement of Additional Information ("SAI" is not a prospectus. The Fund's Prospectus, dated January 17, 2000, may be obtained without charge by writing or calling the Funds at the address and telephone number above.


                            ________________________













     NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE ANY  INFORMATION  OR TO MAKE ANY
     REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS SAI OR IN THE RELATED PROSPECTUS.

                                TABLE OF CONTENTS
                                -----------------


                                                   PAGE IN
                                                   STATEMENT
                                                   OF
                                                   ADDITIONAL     PAGE IN
                                                   INFORMATION    PROSPECTUS



FUND HISTORY AND CLASSIFICATION................         3
 Baron iOpportunity Fund Questions & Answers...         3
 Investment Goals, Strategies and Risks........         4         3,5,13,14
 Options Transactions and Swaps................         8            13
 Use of Segregated and Other Special Accounts..         9
 Investment Restrictions.......................         9
 Turnover Rate.................................        11


MANAGEMENT OF THE FUNDS........................        12            15
 Board of Trustees and Officers................        12
 Principal Holders of Shares...................        14
 Investment Adviser............................        15
 Service Agreements............................        16
 Distributor...................................        16
 Distribution Plan.............................        16            16
 Brokerage.....................................        18
 Custodian, Transfer Agent and Dividend Agent..        20            22


REDEMPTION OF SHARES...........................        20            19


NET ASSET VALUE................................        20            17


TAXES..........................................        20            21


ORGANIZATION AND CAPITALIZATION................        21
 General.......................................        21            22
 Shareholder and Trustee Liability.............        21


OTHER INFORMATION..............................        22            Back Cover
 Independent Accountants.......................        22
 Calculations of Performance Data..............        22

FUND HISTORY AND CLASSIFICATION
-------------------------------

BARON ASSET FUND is a no-load, open-end, diversified management investment company organized as a series fund and established under the laws of the Commonwealth of Massachusetts on February 19, 1987. There are four series currently available (individually a "Fund" and collectively the "Funds"): BARON ASSET FUND, started in June of 1987, BARON GROWTH FUND (formerly named Baron Growth & Income Fund), started in January of 1995, BARON SMALL CAP FUND, started in October 1997, and BARON iOPPORTUNITY FUND, which starts operations in March 2000.

BARON iOPPORTUNITY FUND QUESTIONS & ANSWERS
-------------------------------------------

1.   HOW WILL BARON iOPPORTUNITY FUND DIFFER FROM OTHER INTERNET FUNDS?

     Baron iOpportunity Fund defines Internet broadly to encompass a diversified group of industries and companies with opportunities directly related to the web, as well as opportunities stemming from the rapidly changing information technology environment. The Fund will focus on new media, interactive communication, electronic content delivery, networking and e-commerce businesses. The Fund will seek investments in both new, emerging, Internet-related businesses, as well as established companies that have significant and scalable Internet-related growth opportunities. Baron believes the Fund is a potentially more conservative and diversified approach to Internet investing than other Internet Funds. In addition, Baron iOpportunity Fund will bring Baron Funds' value orientation to investing in the Internet.

2.   HOW DOES THE BARON iOPPORTUNITY FUND DEFINE "OPPORTUNITY"?

     Baron believes that value is created by investing in businesses with sustainable, competitive advantage and strong barriers to entry that will allow those businesses to realize high rates of return over long periods of time. The Fund's goal is to purchase existing and new companies at valuations that it believes are attractive relative to the Advisor's projection of future cash flows and earnings power. The Adviser believes that the rapidly changing information technology environment will allow Baron's independent research to identify investment opportunities that are attractively priced relative to their future prospects. Although the valuations of many Internet-related companies have risen substantially during recent years, Baron believes that the long-term opportunities of many Internet businesses are at a very early stage of development ... and that most Internet opportunities have yet to be discerned.

3. WILL THE BARON iOPPORTUNITY FUND SHARE THE SAME LONG-TERM INVESTMENT OBJECTIVE OF THE OTHER BARON FUNDS?

     Yes. The Baron iOpportunity Fund intends to analyze businesses with a time horizon measured in years - not months, weeks or days. The Fund will invest in companies which it believes have open-ended, scalable opportunities - businesses that it expects to be substantially larger and more profitable in the future than they are today. The Adviser will seek to find those companies that have the potential for sustainable competitive advantage and may benefit most from those opportunities over time. The Adviser intends to hold those investments for the long term to realize the substantial gains that it believes can be realized in this environment. Accordingly, the Adviser believes the Fund will have low turnover and will hopefully minimize current taxes and maximize long-term capital gains. Of course, the Fund intends to continue to hold only those investments whose valuations continue to afford the potential for substantial appreciation from the then-current levels.

4. WILL THE BARON iOPPORTUNITY FUND FOCUS PREDOMINANTLY ON SMALL AND MEDIUM SIZED COMPANIES AS DO THE OTHER BARON FUNDS?

     No. The Baron iOpportunity Fund will not be limited solely to companies with a specific market capitalization. The Fund will invest in those companies that the Adviser believes have the greatest growth prospects and appreciation potential in the new information technology environment regardless of their current size.

5. BARON FUNDS HAS HISTORICALLY LIMITED ITS DIRECT EXPOSURE TO TECHNOLOGY, HOW WILL BARON iOPPORTUNITY FUND APPROACH TECHNOLOGY INVESTMENTS?

     While direct technology investments may play a modest role in Baron iOpportunity Fund it will approach these investments in a similar fashion to the other Baron Funds. The Funds have not historically made direct investments in hardware or software companies, but many of Baron Funds' investment successes in recent years have been indirectly related to technology. While Baron Funds has not directly invested in "dot-com" companies, the Funds' media, communication and financial service investments have benefited from the explosive growth in Internet usage. Further, many of the Funds' traditional bricks and mortar, branded consumer investments are currently implementing Internet strategies that the Adviser believes will accelerate their growth. By indirectly investing in technology, Baron Funds has historically benefited from the technology explosion without the higher risks and volatility associated with direct technology investments. The Adviser believes that Baron iOpportunity Fund will be able to invest successfully in the Internet without significant exposure to specific products that may be prone to technological obsolescence. Baron's research of the Internet and its likely affect on practically every company in the Baron Funds' portfolios has been, and will continue to be, intense.

6.   WHO WILL BE MANAGING BARON iOPPORTUNITY FUND?

     Baron iOpportunity Fund will be managed by co-portfolio managers Mitch Rubin and Matt Ervin. Mitch is a graduate of the University of Michigan and Harvard Law School and has been with Baron since 1995. Prior to joining Baron, Mitch was an emerging growth stock research analyst at Solomon Smith Barney and an associate at Latham & Watkins. Matt is a graduate of Harvard (bachelors and masters degrees) and has been with Baron since 1995. Prior to joining Baron, Matt was a research analyst with Sanford C. Bernstein & Co. Both Mitch and Matt have also been co-portfolio managers of Baron Growth Fund with Ron Baron since January 1999. Andrew Peck will be a senior analyst of the Fund. Andrew is a graduate of Yale and has a JD/MBA from Stanford. Since joining Baron in 1998, Andrew has focused his research analysis on Internet-related opportunities in the other Baron Funds. All investments will be approved for purchase in advance by Ron Baron, Chairman and Chief Executive Officer and Morty Schaja, President and Chief Operating Officer. Baron believes Baron iOpportunity Fund will derive significant benefit from the combination of a youthful management team with the experience and wisdom of the Fund's senior executives.

7. HOW CAN I PURCHASE THE BARON iOPPORTUNITY FUND AND WHAT IS THE MINIMUM INITIAL INVESTMENT?

     The Fund will be in subscription beginning January 18, 2000 through 4:00 p.m. Eastern Time on February 29, 2000. During the subscription period, the Fund will be available at the initial offering price of $10 per share. After that time, the share price will fluctuate and may be more or less than $10 per share. There is a $2,500 initial minimum brokerage investment for the Fund ($2,000 for IRA and custodial accounts).


INVESTMENT GOALS, STRATEGIES AND RISKS
--------------------------------------

BARON ASSET FUND's investment objective is to seek capital appreciation through investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects. BARON GROWTH FUND's investment objective is to seek capital appreciation. BARON SMALL CAP FUND's investment objective is to seek capital appreciation through investments primarily in securities of small companies. The investment objective of BARON iOPPORTUNITY FUND is capital appreciation. BARON ASSET FUND invests primarily in small and medium sized companies with market capitalizations of approximately $500 million to $5 billion. BARON GROWTH FUND and BARON SMALL CAP FUND invest primarily in the securities of smaller companies with market capitalizations of up to $1.5 billion. At least 65% of BARON SMALL CAP FUND's total assets, measured at the time of purchase, are invested in smaller companies. BARON iOPPORTUNITY FUND invests in companies of all sizes.

In addition to the principal investment strategies of the Funds described in the Prospectus on pages 3 and 13, the Funds may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Fund's Board of Trustees. Shareholders would be notified of any material changes. Some of the strategies discussed below are mentioned in the Prospectus, but are explained in more detail here.

FOREIGN SECURITIES BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP FUND may invest up to 10% and BARON iOPPORTUNITY FUND may invest up to 25%of their respective total assets directly in the securities of foreign issuers which are not publicly traded in the U.S. and may also invest in foreign securities in domestic markets through depositary receipts without regard to this limitation. These securities may involve additional risks not associated with securities of domestic companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, or expropriation or confiscatory taxation. Issuers of foreign securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are domestic issuers. The Funds may invest in securities commonly known as American Depository Receipts ("ADRs"), and in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a U.S. exchange or in an over-the-counter market. EDRs and GDRs are receipts issued in Europe generally by a non-U.S bank or trust company that evidence ownership of non-U.S. or domestic securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since
(i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

REITs The Funds may invest in the equity securities of real estate investment trusts ("REITs"). A REIT is a corporation of business trust that invests in real estate and derives its income from rents from real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income. The REIT portion of the portfolio may also be affected by general fluctuations in real estate values and by defaults by borrowers or tenants.

LENDING The Funds may lend their portfolio securities to institutions as a means of earning additional income. In lending their portfolio securities, the Funds may incur delays in recovery of loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Funds deem the other party to be of good standing and determines that the income justifies the risk. BARON ASSET FUND will not lend more than 10% of its total assets and BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND will not lend more than 25% of their respective total assets.

MORTGAGE-BACKED SECURITIES The Funds may invest up to 5% of their respective assets in mortgage-backed securities that are issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are subject to the risk that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-backed securities to be paid prior to their stated maturities. Mortgage prepayments are more likely to accelerate during periods of declining long-term interest rates. If a prepayment occurs, the Funds may have unanticipated proceeds which it may then have to invest at a lower interest rate, and may be penalized by not having participated in a comparable security not subject to prepayment.

WHEN-ISSUED SECURITIES The Funds may invest up to 5% of their respective assets in debt and equity securities purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Fund bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES All of the Funds may invest up to 35% of their respective total assets in debt securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds."

The Funds will rely on the Adviser's judgment, analysis and experience in evaluating debt securities. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors the issuers of corporate debt securities held in the Funds' portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Adviser in selecting a security. The Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Funds of their respective investment objectives when investing in such securities is dependent on the credit analysis of the Adviser. The Adviser could be wrong in its analysis. If the Funds purchased primarily higher rated debt securities, risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. The ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected by economic conditions. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in a Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are more sensitive to adverse economic changes or individual corporate developments than are higher rated debt securities. Adverse publicity and investor perceptions, whether or not based on rational analysis, and periods of economic uncertainty may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time.

To the extent that there is no established market for some of the medium or low grade corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for a Fund to sell securities for which no established retail market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in a Fund's portfolio, the responsibility of the Adviser to value that Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data.

To the extent that a Fund purchases illiquid securities or securities which are restricted as to resale, that Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. A Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although pursuant to Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board of Trustees under applicable guidelines. The Funds may invest in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment.

OTHER DEBT SECURITIES The Funds may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 5% of their respective assets in trade and other claims.

The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause a fund to suffer a loss, including loss of interest on or principal of the security, and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities.

As a form of borrowing, the Funds may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Fund sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. To the extent a Fund engages in reverse repurchase agreements it will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets.

OPTIONS TRANSACTIONS AND SWAPS
------------------------------

BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND and may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Funds may also enter into equity swap transactions. All calls sold by the Funds must be "covered" (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation, when exercised, to buy, the underlying security, at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller if exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto, and the Funds may engage in either style option. The Funds are authorized to engage in transactions with respect to exchange-listed options, over-the-counter options ("OTC options") and other derivative investments. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Equity swap transactions are entered into with financial institutions through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option or derivatives, including swaps. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument or fails to make a cash settlement payment due in according with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Funds will engage in OTC option transactions and derivatives only with previously approved Counterparties. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to a fund's limitations on investments in illiquid securities.

USE OF SEGREGATED  AND OTHER  SPECIAL ACCOUNTS
----------------------------------------------

Many hedging transactions, in addition to other requirements, require that a Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A put option written requires that the Fund segregate liquid, high grade assets equal to the exercise price. Hedging transactions may be covered by other means when consistent with applicable regulatory policies. The Funds have adopted investment restrictions, described below, which are fundamental policies of the Funds and may not be changed without the approval of the Funds' shareholders. Unless otherwise noted, all percentage restrictions are measured as of the time of the investment after giving effect to the transaction.

INVESTMENT RESTRICTIONS
-----------------------

BARON ASSET FUND may not:

1. Issue senior securities except in connection with any permitted borrowing where the Fund is deemed to have issued a senior security;
2. Borrow money except from banks for temporary purposes in an amount not exceeding 5% of the Fund's net assets at the time the borrowing is made;
3. Purchase securities on margin except for short-term credit necessary for the clearance of portfolio transactions;
4. Make short sales of securities, maintain a short position, or write put options;
5.   Purchase or sell commodities or commodity contracts;
6. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly traded;
7.   Invest in oil, gas or mineral-related programs or leases;
8. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities;
9. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations;
10. Invest more than 10% of the value of the Fund's total assets in securities which are restricted or illiquid or in repurchase agreements maturing or terminable in more than seven days;
11. Invest in securities of other open end investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market mutual funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies;
12. Participate on a joint, or a joint and several, basis in any securities trading account;
13.  Underwrite securities of other issuers;
14. Make loans to other persons, except up to 10% of the value of the Fund's total assets in loans of portfolio securities and except to the extent that the purchase of publicly traded debt securities and the entry into repurchase agreements in accordance with the Fund's investment objective and policies may be deemed to be loans;
15. Mortgage, pledge or hypothecate any portfolio securities owned or held by the Fund, except as may be necessary in connection with permitted borrowing;
16. Invest more than 5% of its total assets in warrants to purchase common stock;
17. Purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund; or
18. Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may not:

1. Issue senior securities or borrow money or utilize leverage in excess of 25% of its net assets (plus 5% for emergency or other short-term purposes) from banks from time to time.
2. Except as described in the prospectus or SAI, engage in short-sales, purchase securities on margin or maintain a net short position.
3. Purchase or sell commodities or commodity contracts except for hedging purposes and in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool.
4. Purchase or sell oil and gas interests or real estate. Debt or equity securities issued by companies engaged in the oil, gas or real estate business are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.
5. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities.
6. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations.

7.   Underwrite securities of other issuers.
8. Make loans, except to the extent the purchase of debt obligations of any type (including repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges where such securities are traded.
9. Participate on a joint, or a joint and several, basis in any securities trading account.
10. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with options, loans of portfolio securities, or other permitted borrowings.
11. Purchase securities of any issuer with a record of less than three years' continuous operations, including predecessors, except obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.
12. Invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

As a non-fundamental policy, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND will not:

1. Invest in securities of other registered investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies.
2. Invest more than 5% of its total assets in warrants to purchase common stock.
3. Purchase the securities of any issuer of which any officer or director of the Fund owns 1/2 of 1% of the outstanding securities or in which the officers and directors in the aggregate own more than 5%.

The Securities and Exchange Commission currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications. The portfolios of the Funds are valued every day the New York Stock Exchange is open for trading.

With respect to investments in warrants, the Funds will not invest in excess of 2% of the value of the particular Fund's net assets in warrants that are not listed on the New York or American Stock Exchanges. Warrants are essentially options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

TURNOVER RATE
-------------

The adviser expects that the average annual turnover rate of the portfolios of BARON ASSET FUND and BARON GROWTH FUNd should not exceed 50% and of BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND should not exceed 100%. The turnover rate fluctuates depending on market conditions. The turnover rates for the Funds for the past two years are:

                  FUND                     1999      1998
                  ----                     ----      ----

                  BARON  ASSET FUND         16%       23%
                  BARON GROWTH FUND         53%       40%
                  BARON SMALL CAP FUND      43%       60%


MANAGEMENT OF THE FUNDS
-----------------------

BOARD OF TRUSTEES AND OFFICERS
------------------------------

The Board of Trustees oversees the management of the Funds. The Trustees and executive officers of the Funds and their principal occupations during the last five years are set forth below.

                                POSITION HELD                     PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS         AGE    WITH THE FUND                     DURING PAST FIVE YEARS
--------------------     ---    -------------                     ---------------------------------------------
Ronald Baron *+           56    Chairman, CEO, Chief              Chairman, CEO, and Director of: Baron
767 Fifth Avenue                Investment Officer and Trustee    Capital, Inc. (1982-Present), Baron Capital
New York, NY 10153                                                Management, Inc. (1983-Present), Baron
                                                                  Capital Group, Inc. (1984-Present),
                                                                  BAMCO, Inc. (1987-Present).

Norman S. Edelcup^        64    Trustee                           Senior Vice President, Item Processing of
244 Atlantic Isle                                                 America (1999-Present) (a subsidiary of The
North Miami, FL 33160                                             Intercept Group); Chairman, Item
                                                                  Processing of America (1989-1999) (a
                                                                  financial institution service bureau);
                                                                  Director, Valhi, Inc. (1975-Present)
                                                                  (diversified company); Director, Artistic
                                                                  Greetings, Inc. (1985-1998).

Mark M. Feldman           48    Trustee                           President and CEO, Cold Spring Group, Inc.
444 Madison Ave., Ste 703                                         (1993-Present) (reorganization and
New York, NY 10020                                                restructuring consulting); Chief
                                                                  Restructuring Officer, various companies
                                                                  (1995-Present) (case and litigation
                                                                  management); Director, SNL Securities, Inc.
                                                                  (1997-Present) (publisher of data bases and
                                                                  manager of a bank and thrift portfolio);
                                                                  Trustee, Aerospace Creditors Liquidating
                                                                  Trust (1993-1997) (administered and liquidated assets).

Irwin Greenberg^          68    Trustee                           Chairman (1994-1997) and Director (1991-
4303 W.  Wyndemere Circle                                         Present), Lehigh Valley Hospital Board;
Schnecksville, PA 18078                                           Retail Consultant, (1990-Present); Director,
                                                                  Cedar Crest College (1990-1999); Director,
                                                                  Henry Lehr & Co., Inc. (1996-Present)
                                                                  (insurance); President and CEO, Hess's
                                                                  Department Stores (1976-1990).

                                POSITION HELD                     PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS         AGE    WITH THE FUND                     DURING PAST FIVE YEARS
--------------------     ---    -------------                     ---------------------------------------------
Clifford Greenberg        40    Vice President                    Vice President of:  Baron Capital, Inc.,
767 Fifth Avenue                                                  Baron Capital Group, Inc., BAMCO, Inc.,
New York, NY 10153                                                (1997-Present); Genera Partner, HPB
                                                                  Associates, LP (1984-1996) (investment partnership).

Linda S. Martinson*+      45    Vice President, Secretary and     General Counsel and Secretary of:  Baron
767 Fifth Avenue                Trustee                           Capital, Inc. (1983-Present), BAMCO, Inc.
New York, NY 10153                                                (1987-Present), Baron Capital Group, Inc.
                                                                  (1984-Present), Baron Capital Management,
                                                                  Inc. (1983-Present).

Charles N. Mathewson      71    Trustee                           Chairman, International Game Technology
9295 Prototype Road                                               (1986-Present) (manufacturer of
Reno, NV 89511                                                    microprocessor-controlled gaming machines
                                                                  and monitoring systems).

Harold W. Milner          65    Trustee                           Retired; President and CEO, Kahler Realty
2293 Morningstar Drive                                            Corporation (1985-1997) (hotel ownership
Park City, UT 84060                                               and management).

Raymond Noveck+           55    Trustee                           Private Investor (1999-Present); President,
31 Karen Road                                                     The Medical Information Line, Inc. (1997-
Waban, MA 02168                                                   1998) (health care information); President,
                                                                  Strategic Systems, Inc. (1990-1997) (health
                                                                  care information); Director, Horizon/CMS
                                                                  Healthcare Corporation (1987-1997).

Susan Robbins             45    Vice President                    Senior Analyst, Vice President and Director
767 Fifth Avenue                                                  of:  Baron Capital, Inc. (1982-Present),
New York, NY 10153                                                Baron Capital Management, Inc. (1984-
                                                                  Present).

Morty Schaja*             45    President, Chief                  President and Chief Operating Officer of Baron
767 Fifth Avenue                Operating Officer and Trustee     Capital Inc. (1999-Present),Senior Vice President
New York, NY 10153                                                and Chief Operating Officer of Baron Capital, Inc.
                                                                  (1997-1999), Managing Director, Vice
                                                                  President, Baron Capital, Inc. (1991-
                                                                  Present), and Director, Baron Capital Group,
                                                                  Inc., Baron Capital Management, Inc., and
                                                                  BAMCO, Inc. (1997-Present).

David A. Silverman, MD    49    Trustee                           Physician and Faculty, New York
239 Central Park West                                             University School of Medicine (1976-
New York, NY 10024                                                Present).

                                      -13-

                                POSITION HELD                     PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS         AGE    WITH THE FUND                     DURING PAST FIVE YEARS
--------------------     ---    -------------                     ---------------------------------------------
Peggy C. Wong             39    Treasurer and Chief Financial     Treasurer and Chief Financial Officer of:
767 Fifth Avenue                Officer                           Baron Capital, Inc., Baron Capital Group,
New York, NY 10153                                                Inc., BAMCO, Inc. and Baron Capital
                                                                  Management, Inc. (1987-Present).

________________________________________________________________________________

* Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.
+ Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.
^    Members of the Audit Committee.


The Trustees of the Funds' received the following compensation from the Funds for the fiscal year ended September 30, 1999:

                   AGGREGATE COMPENSATION        TOTAL COMPENSATION
NAME               FROM THE FUNDS                FROM THE FUNDS PAID TO TRUSTEES
----               ----------------------        -------------------------------

Ronald Baron             $0                       $0
Norman Edelcup           $15,000                  $15,000
Linda S. Martinson       $0                       $0
Charles Mathewson        $ 2,500                  $ 2,500
Mark Feldman             $12,500                  $12,500
Irwin Greenberg          $15,000                  $15,000
Harold Milner            $12,500                  $12,500
Raymond Noveck           $12,500                  $12,500
Morty Schaja             $0                       $0
David Silverman          $12,500                  $12,500
Daniel Tisch             $143                     $143

TOTALS                   $82,643                  $82,643


PRINCIPAL HOLDERS OF SHARES
---------------------------

As of December 31, 1999, the following persons were known to the Funds to be the record or beneficial owners of more than 5% of the outstanding securities of the
Funds:

                                   BARON ASSET     BARON GROWTH      BARON SMALL
                                   FUND            FUND              CAP FUND
                                   -----------     ------------      -----------

Charles Schwab & Co., Inc.         36.7%           35.0%             44.9%
National Financial Services Corp.  13.1%           25.8%             24.0%

All of the above record owners are brokerage firms or other Financial Institutions that hold stock for the benefit of their respective customers. As of December 31, 1999, all of the officers and Trustees of BARON ASSET FUND as a group beneficially owned directly or indirectly 0.12% of BARON ASSET FUND's outstanding shares 0.43% of BARON GROWTH FUND's outstanding shares and 0.38% of BARON SMALL CAP FUND's outstanding shares.

INVESTMENT ADVISER
------------------

The investment adviser to the Funds is BAMCO, Inc. (the "Adviser"), a New York corporation with its principal offices at 767 Fifth Avenue, New York, N.Y. 10153 and a subsidiary of Baron Capital Group, Inc. ("BCG"). Mr. Ronald Baron is the controlling stockholder of BCG and is BAMCO's chief investment officer. Mr. Baron has over 30 years of experience as a Wall Street analyst and has managed money for others for over 25 years. He has been a participant in Barron's Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Pursuant to separate Advisory Agreements with each Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services and management to each Fund, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds subject to such policies as the Trustees may determine. BARON ASSET FUND incurred advisory expenses of $59,460,701 for the year ended September 30, 1999; $45,074,474 for the year ended September 30, 1998; and $18,573,064 for the year ended September 30, 1997. BARON GROWTH FUND incurred advisory expenses of $3,534,481 for the year ended September 30, 1999; $4,310,057 for the year ended September 30, 1998; and $2,828,391 for the year ended September 30, 1997. BARON SMALL CAP FUND incurred advisory expenses of $5,457,810 for the year ended September 30, 1999; and $4,041,420 for the year ended September 30, 1998, its first year of operation. BARON iOPPORTUNITY FUND did not incur any advisory fees in 1999.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all officers and Trustees who are interested persons of the Adviser.

The Funds pay all operating and other expenses not borne by the Adviser such as audit, accounting and legal fees; custodian fees; expenses of registering and qualifying its shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with each Fund's shares such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Trustees who are not interested persons of the Adviser; and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of each respective Fund, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. Each Fund also pays all taxes imposed on it and all brokerage commissions and expenses incurred in connection with its portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary Baron Capital Management, Inc. ("BCM") to provide research. Directors, officers or employees of the Adviser and/or its affiliates may also serve as officers or Trustees of the Funds. BCM is an investment adviser to institutional and individual accounts. Clients of BCM have investment objectives which may vary only slightly from those of each other and of the Funds. BCM invests assets in such clients' accounts and in the accounts of principals and employees of BCM and its affiliates in investments substantially similar to, or the same as, those which constitute the principal investments of the Funds. When the same securities are purchased for or sold by a Fund and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser, and for the principals and employees of the Adviser, BCM, and affiliates to take either the same or least favorable price of the day. All trading by employees is subject to the Code of Ethics of the Funds and the Adviser. In certain circumstances the Adviser may make investments for the Funds that conflict with investments being made by BCM. The Adviser may also make investment decisions for a Fund that are inconsistent with the investment decisions for another Fund.

Each Advisory Agreement provides that the Fund may use "Baron" as part of its name for so long as the Adviser serves as investment adviser to that Fund. Each Fund acknowledges that the word "Baron" in its name is derived from the name of the entities controlling, directly and indirectly, the Adviser, which derive their name from Ronald Baron; that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes; and that if for any reason the Adviser ceases to be that Fund's investment adviser, that Fund will promptly take all steps necessary to change its name to one that does not include "Baron," absent the Adviser's written consent.

Each Advisory Agreement provides that the Adviser shall have no liability to that Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by that Fund; provided, that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser's obligations under the Advisory Agreement.

The Advisory Agreements were approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" ( as defined by the Investment Company Act of 1940 ("1940 Act" )) for BARON ASSET FUND on May 11, 1987, for BARON GROWTH FUND on October 21, 1994, and for BARON SMALL CAP FUND on July 29, The Advisory Agreements must normally be approved annually by the Trustees or a majority of the particular Fund's shares and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. With respect to BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP FUND, such approval for 1999 was given at a Board of Trustees meeting held on April 26, 1999. The Advisory Agreement for BARON iOPPORTUNITY FUND was approved by the Board of Trustees on January 18, 1999 for an initial term of two years.

Each Advisory Agreement is terminable without penalty by either the Fund (when authorized by majority vote of either its outstanding shares or the Trustees) or the Adviser on 60 days' written notice. Each Advisory Agreement shall automatically terminate in the event of its "assignment" (as defined by the 1940
Act).

SERVICE AGREEMENTS
------------------

The Funds have agreements with various service providers pursuant to which administrative services such as record keeping, reporting and processing services are provided to the Funds.

DISTRIBUTOR
-----------

The Funds have a distribution agreement with Baron Capital, Inc., ("Baron Capital" or the "Distributor") a New York corporation and a subsidiary of BCG, located at 767 Fifth Avenue, New York, N.Y. 10153. Baron Capital is affiliated with the Adviser. The Distributor acts as the agent for the Funds for the continuous public offering of their shares on a best efforts basis pursuant to a distribution plan adopted under Rule 12b-1 under the 1940 Act ("Distribution Plan").

DISTRIBUTION PLAN
-----------------

The Distribution Plan authorizes the Funds to pay the Distributor a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets. The fee was reduced to 0.25% from 0.50% on July 12, 1993. The distribution fee is paid to the Distributor in connection with its activities or expenses primarily intended to result in the sale of shares, including, but not limited to, compensation to registered representatives or other employees of the Distributor; compensation to and expenses of employees of the Distributor who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; preparing, printing and distributing promotional and advertising material; preparing, printing and distributing the Prospectus and reports to other than current shareholders; compensation for certain shareholder services; and commissions and other fees to broker-dealers or other persons (excluding banks) who have introduced investors to the Fund. The distribution fee is payable to the Distributor regardless of the actual expenses incurred, although the actual expenses incurred by the Distributor have historically exceeded the distribution fees received by the Distributor.

If and to the extent the expenses listed below are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1, they are not included in the limits above: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and statements of additional information; (d) all legal and accounting fees relating to the preparation of any such report, prospectus, and proxy materials; (e) all fees and expenses relating to the qualification of the Funds and/or their shares under the securities or "Blue Sky" laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all costs of responding to telephone or mail inquiries of shareholders or prospective shareholders.

The Distribution Plan requires that while it is in effect the Distributor report in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter.

For the fiscal year ended September 30, 1999, BARON ASSET FUND paid distribution fees to the Distributor of $14,865,186 (an additional $231,170 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); BARON GROWTH FUND paid distribution fees to the Distributor of $883,621 (an additional $1,308 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); and BARON SMALL CAP FUND paid distribution fees to the Distributor of $1,364,454 (an additional $49,300 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation). The distribution expenses incurred by the Distributor for the fiscal year ended September 30, 1999 with respect to the three Funds in the aggregate were as follows:

     (a)  Advertising                                          $        14,200

     (b)  printing and mailing of prospectuses                       1,213,971
          to other than current shareholders

     (c)  Compensation paid or to be paid to                        13,451,843
          broker/dealers

     (d)  Compensation paid to sales and clerical personnel          2,395,459

     (e)  Other                                                        684,218

Trustees of the Funds who were not interested persons of the Funds had no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement. All the interested Trustees had such an interest.

The Distribution Plan has been approved by the Funds' Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto. In approving the Distribution Plan, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The anticipated benefits include the following: (i) reduced expense ratios due to economies of scale, (ii) the ability to purchase larger blocks of securities, resulting in decreased expenses, and (iii) the minimization of adverse effects from forced sales of portfolio securities to meet redemptions.

Baron Capital is authorized to make payments to authorized dealers, banks and other financial institutions who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered as a dealer with such state. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Distribution Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. Baron Capital may also retain part of the distribution fee as compensation for its services and expenses in connection with the distribution of shares. Baron Capital's actual expenditures have and will continue to substantially exceed the distribution fee received by it. If the Distribution Plan is terminated, the Funds will owe no payments to Baron Capital other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

Unless terminated in accordance with its terms, the Distribution Plan shall continue in effect until, and from year to year thereafter if, such continuance is specifically approved at least annually by its Trustees and by a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

The Distribution Plan may be terminated at any time by the vote of a majority of the members of the Funds' Board of Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto or by the vote of a majority of the outstanding shares. The Distribution Plan may not be amended to increase materially the amount of payments to be made without the approval of a majority of the shareholders. All material amendments must be approved by a vote of the Trustees and of the Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in underwriting, selling or distributing securities. Accordingly, the Distributor will enter into agreements with banks only to provide administrative assistance. However, changes in federal or state statues and regulations as well as judicial or administrative decisions or interpretations could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of these occurrences.

BROKERAGE
---------

The Adviser is responsible for placing the portfolio brokerage business of the Funds with the objective of obtaining the best net results for the Funds, taking into account prompt, efficient and reliable executions at a favorable price. Brokerage transactions for the Funds in exchange-listed securities are effected chiefly by or through the Adviser's affiliate, Baron Capital, when consistent with this objective and subject to the conditions and limitations of the 1940 Act. Baron Capital is a member of the National Association of Securities Dealers, Inc., but is not a member of any securities exchange. Transactions in securities that trade on NASDAQ or are otherwise not listed are effected by broker/dealers other than Baron Capital. The Funds do not deal with Baron Capital in any portfolio transaction in which Baron Capital acts as principal.

The Funds' Board of Trustees has adopted procedures pursuant to Rule 17e-1 of the 1940 Act which are reasonably designed to provide that the commissions paid to Baron Capital are reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Board reviews no less frequently than quarterly that all transactions effected pursuant to Rule 17e-1 during the preceding quarter were effected in compliance with such procedures. The Funds and the Adviser furnish such reports and maintain such records as required by Rule 17e-1.

For the fiscal year ended September 30, 1999, of the total $4,038,205 brokerage commissions paid by BARON ASSET FUND, $2,525,589 brokerage commissions were paid to Baron Capital. Of the total $642,337 brokerage commissions paid by BARON GROWTH FUND, $351,548 brokerage commissions were paid to Baron Capital. Of the total $697,825 brokerage commissions paid by BARON SMALL CAP FUND, $409,592 brokerage commissions were paid to Baron Capital. For the fiscal year ended September 30, 1998, of the total $8,178,614 brokerage commissions paid by the Funds, $5,435,764 were paid to Baron Capital. For the fiscal year ended September 30, 1997, of the total $3,307,779 brokerage commissions paid by BARON ASSET FUND and BARON GROWTH FUND, $2,575,700 brokerage commissions were paid to Baron Capital. The brokerage commissions paid to Baron Capital by BARON ASSET FUND represent 62.5% of the aggregate dollar amount of brokerage commissions paid and 62.6% of the aggregate dollar amount of transactions involving the payment of commissions for the 1999 fiscal year. The brokerage commissions paid to Baron Capital by BARON GROWTH FUND represent 54.7% of the aggregate dollar amount of brokerage commissions paid and 62.0% of the aggregate dollar amount of transactions involving the payment of commissions for the 1999 fiscal year. The brokerage commissions paid to Baron Capital by BARON SMALL CAP FUND represent 58.7% of the aggregate dollar amount of brokerage commissions paid and 55.9% of the aggregate dollar amount of transactions involving the payment of commissions for the 1999 fiscal year. The brokerage commissions paid to Baron Capital represent 66.5% of the aggregate dollar amount of brokerage commissions paid and 59.1% of the aggregate dollar amount of transactions involving the payment of commissions for the 1998 fiscal year. The brokerage commissions paid to Baron Capital represent 77.9% of the aggregate dollar amount of brokerage commissions paid and 76.4% of the aggregate dollar amount of transactions involving the payment of commissions for the 1997 fiscal year. Transactions in which Baron Capital acted as broker represents 36.0% of the aggregate dollar amount of all principal and agency transactions for BARON ASSET FUND for the 1999 fiscal year. Transactions in which Baron Capital acted as broker represents 44.4% of the aggregate dollar amount of all principal and agency transactions for BARON GROWTH FUND for the 1999 fiscal year. Transactions in which Baron Capital acted as broker represents 32.5% of the aggregate dollar amount of all principal and agency transactions for BARON SMALL CAP FUND for the 1999 fiscal year.

Under the Investment Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer (except Baron Capital) which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is consistent with the Funds' policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Such research and information may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Funds and/or other advisory clients of affiliates.

Broker-dealers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided research to the Adviser. Research provided by brokers is used for the benefit of all of the Adviser's or its affiliates' clients and not solely or necessarily for the benefit of the Funds. The Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration the in the selection of brokers to execute portfolio transactions.

Baron Capital acts as broker for, in addition to the Funds, accounts of BCM and Baron Capital, including accounts of principals and employees of Baron Capital, BCM and the Adviser. Investment decisions for the Funds for investment accounts managed by BCM and for accounts of Baron Capital are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser's, BCM's and/or Baron Capital's accounts. In such event, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to account in a manner deemed equitable by the Adviser in conjunction with BCM and Baron Capital. This procedure could have a detrimental effect upon the price or value of the security for the Funds, but may have a beneficial effect.

The investment advisory fee that the Funds pay to the Adviser is not reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would by useful and of value to the Adviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would by useful to the Adviser in carrying out its obligations to the Funds.

CUSTODIAN,  TRANSFER  AGENT  AND DIVIDEND  AGENT
------------------------------------------------

The Bank of New York, 100 Church Street, New York, NY, is the custodian for the Funds' cash and securities. DST Systems, Inc., CT-7 Tower, 1004 Baltimore, Kansas City, MO 64105, is the transfer agent and dividend agent for the Funds' shares. Neither institution assists in or is responsible for investment decisions involving assets of the Funds.


REDEMPTION OF SHARES
--------------------

The Funds expect to make all redemptions in cash, but have reserved the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Funds' Board of Trustees determines that economic conditions exist which would make payment wholly in cash detrimental to a particular fund's best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Funds' Board of Trustees and priced as described under "Determining Your Share Price" herein and in the Prospectus.

BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of its shares held for less than 180 days. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and to offset the portfolio transaction and facilitate portfolio management.

The Fund waives the fee for defined contribution plans and may waive the fee for other redemptions if it is in the best interest of the Fund


NET  ASSET VALUE
----------------

As more fully set forth in the Prospectus under "Determining Your Share Price," the net asset value per share of each Fund is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. he Exchange is open all week days that are not holidays, which it announces annually. The most recent announcement states it will not be open on New Year's Day, Martin Luther King, Jr.'s Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities traded on more than one national securities exchange are valued at the last sale price of the day as of which such value is being determined as reflected at the close of the exchange which is the principal market for such securities.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price from the dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Trustees.


TAXES
-----

Each Fund intends to qualify every year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Qualification as a regulated investment company relieves the Funds of Federal income taxes on the portion of their net investment income and net realized capita gains distributed to shareholders. The Funds intend to distribute virtually all of their net investment income and net realized capital gains at least annually to their respective shareholders.

A non-deductible 4% excise tax will be imposed on a Fund to the extent that it does not distribute (including declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital loss) for each one-year period ending October 31 and (iii) certain other amounts not distributed in previous years. Shareholders will be taxed during each calendar year on the full amount of such dividends distributed (including certain declared dividends not actually paid until the next calendar year).

For Federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from net capital gains are taxable as long-term capital gains, whether received in cash or shares and regardless of how long a shareholder has held the shares, and are not eligible for the dividends received deduction. Distributions of investment income (but not distributions of short-term or long-term capital gains) received by shareholders will qualify for the 70% dividends received deduction available to corporations to the extent designated by the Fund in a notice to each shareholder. Unless all of a Fund's gross income constitutes dividends from domestic corporations qualifying for the dividends received deduction, a portion of the distributions of investment income to those holders of that Fund which are corporations will not qualify for the 70% dividends received deduction. The dividends received deduction for corporate holders may be further reduced if the shares with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than forty-six (46) days.

The Funds will send written notices to shareholders regarding the Federal income tax status of all distributions made during each calendar year as ordinary income or capital gain and the amount qualifying for the 70% dividends received deduction.

The foregoing relates to Federal income taxation. Distributions may also be subject to state and local taxes. The Funds are organized as a Massachusetts business trust. Under current law, so long as the Funds qualify for the Federal income tax treatment described above, it is believed that they will not be liable for any income or franchise tax imposed by Massachusetts.

Investors are urged to consult their own tax advisers regarding the application of Federal, state and local tax laws.


ORGANIZATION AND CAPITALIZATION
-------------------------------

GENERAL
-------

Baron Asset Fund is an open-end investment company organized as a series fund and established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated February 19,1987, as amended. The four series currently available are Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund. Shares entitle their holders to one vote per share. Shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series thereof. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or Trustees. The Declaration of Trust provides for indemnification by a Fund for any loss suffered by a shareholder as a result of an obligation of that Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for an act or obligation of that Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account or shareholder liability is limited to circumstances in which the Fund itself would be unable to meets its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of trust protects a trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


OTHER INFORMATION
-----------------

INDEPENDENT ACCOUNTANTS
-----------------------

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Funds.

CALCULATIONS OF PERFORMANCE DATA
--------------------------------

Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:

                         P(1+T)^ = ERV
Where:         P  = a hypothetical initial payment of $1,000
               T  = average annual total return
               ^  = number of years
              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Fund at the beginning of a period and the net asset value of that investment at the end of a period. The performance data used in advertisements does not give effect to a 2% contingent deferred sales charge that is no longer applicable.

All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees.

Computed in the manner described above, the performance of BARON ASSET FUND has been:

                          AVERAGE ANNUAL TOTAL RETURN        ACTUAL RETURN*
                          (PRIOR TO JANUARY 1, 1992
                          INCLUDES THE 2% CONTINGENT
                          DEFERRED SALES LOAD WHERE
                          INVESTMENT IS LESS THAN 3 YEARS)

Year ended 12/31/99                  16.28%                       16.28%

Inception(06/12/87) to 12/31/99      17.59%                      664.57%

Five Years Ended 12/31/99            21.78%                      167.84%

Ten Years Ended 12/31/99             16.02%                      341.99%

* Does not include the 2%contingent deferred sales load which applied only prior to 1/1/92.

For BARON GROWTH FUND the performance has been:

                           AVERAGE ANNUAL TOTAL RETURN       ACTUAL RETURN

Year Ended 12/31/99                  44.71%                       44.71%

Inception (01/03/95) to
Year Ended 12/31/99                  29.90%                      269.90%

For BARON SMALL CAP FUND the performance has been:

                           AVERAGE ANNUAL TOTAL RETURN       ACTUAL RETURN

Year Ended 12/31/99                  70.78%                       70.78%

Inception (10/01/97) to
Year Ended 12/31/99                  29.85%                       80.00%

Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Funds, including data and other information from Lipper Analytical Services, Inc., DA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Investor, Growth Fund Guide, Fortune, Barron's, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson's Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor's Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger's, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, 1998 Mutual Fund Report, Mutual Fund Magazine, The Street.com, Bloomberg
Personal, Worth, Washington Business Journal, Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, Dow Jones News, The Boston Globe, Standard & Poor's Advisor Insight, CBS Market Watch, Morningstar.Net, On Wall Street, Los Angeles Times, Standard & Poor's Outlook, Bloomberg Online, Fund Action, Funds Net Insight, Boston Herald, Dow Jones Investment Advisor, Annuity.Net.com, Morningstar Fund Investor, Associated Press, Bloomberg Business News, Standard & Poor's Personal Wealth, The Washington Post, and Crain's NY Business. The Fund may also use comparative performance data from indexes such as the Dow Jones Industrial Average, Standard & Poor's 400, 500, Small Cap 600, 1,500, or Midcap 400, Value Line Index, Wilshire 4,500, 5000, or Small Cap; NASDAQ/OTC Composite, New York Stock Exchange; and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, or Midcap. With respect to the rating services, the Fund may use performance information that ranks the Fund in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, growth funds, equity income funds, and any combination of the above listed categories.

                          B A R O N      F U N D S

Table I
--------------------------------------------------------------------------------
Portfolio Market Capitalization
--------------------------------------------------------------------------------


The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds invest in companies with market capitalizations greater than $5 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.



Baron Asset Fund
--------------------------------------------------------------------------------

                                                     Equity          % of
                                                   Market Cap         Net
                   Company                       (in millions)      Assets
---------------------------------------------   ---------------   ----------
                              Large Capitalization
-------------------------------------------------------------------------------
Charles Schwab Corp. ........................       $27,550       13.9%
Univision Communications, Inc. Class A                8,258        1.4
NTL, Inc. ...................................         7,044        5.6
Outdoor Systems, Inc. .......................         6,608        0.2
                                                                  ----
                                                                  21.1%
                              Medium Capitalization
-------------------------------------------------------------------------------
Hispanic Broadcasting Corp. .................       $ 3,756        3.6%
Century Communications Corp. ................         3,459        1.0
RCN Corp. ...................................         3,110        0.4
American Tower Corp. Class A ................         3,044        1.7
UnitedGlobalCom, Inc. Class A
   (Formerly United Intl. Hldgs., Inc.) .....         2,959        1.1
Citizens Utilities Co. ......................         2,940        1.6
Flextronics Intl., Ltd. .....................         2,897        2.8
Mirage Resorts, Inc. ........................         2,798        2.1
Williams-Sonoma, Inc. .......................         2,711        0.5
Westwood One, Inc. (Formerly Metro
   Networks, Inc.) ..........................         2,537        1.3
Dollar Tree Stores, Inc. ....................         2,474        2.6
Premier Parks, Inc. .........................         2,266        1.7
Spieker Properties, Inc. ....................         2,203        1.4
Robert Half Intl., Inc. .....................         2,194        2.9
Kimco Realty Corp. ..........................         2,171        0.5
Azurix Corp .................................         2,013        0.5
Manor Care, Inc. (Formerly HCR Manor
   Care, Inc.) ..............................         1,841        3.0
Polo Ralph Lauren Corp. Class A .............         1,787        3.2
Cox Radio, Inc. Class A .....................         1,704        0.8
Apollo Group, Inc. ..........................         1,632        2.0
Post Properties, Inc. .......................         1,517        0.1
Sotheby's Holdings, Inc. Class A ............         1,517        9.1
                                                                  ----
                                                                  43.9%

                              Small Capitalization
-------------------------------------------------------------------------------
DeVry, Inc. .................................       $ 1,388        1.8%
Ethan Allen Interiors, Inc. .................         1,297        0.9
Prison Realty Trust, Inc. ...................         1,259        0.1
Four Seasons Hotels, Inc. ...................         1,253        0.5
FelCor Lodging Trust, Inc. ..................         1,191        0.1
Industrie Natuzzi SPA ADR ...................         1,128        1.9
Aurora Foods, Inc. ..........................         1,072        0.4


-------------------------------------------------------------------------------

                                                   Equity          % of
                                                 Market Cap        Net
                  Company                      (in millions)      Assets
-------------------------------------------   ---------------   ---------
                       Small Capitalization (Continued)
----------------------------------------------------------------------------
Citadel Communications Corp. ..............        $1,068        0.4%
Iron Mountain, Inc. .......................         1,050        0.4
ChoicePoint, Inc. .........................           993        1.9
Commonwealth Telephone Ent., Inc. .........           972        0.2
Choice Hotels Intl., Inc. .................           940        3.9
OM Group, Inc. ............................           913        1.5
Sun Intl. Hotels, Ltd. ....................           802        1.3
Vail Resorts, Inc. Class A ................           801        3.9
CoreComm, Ltd. ............................           798        1.2
Young Broadcasting, Inc. Class A ..........           706        0.8
American Mobile Satellite Corp. ...........           688        1.0
Cross Timbers Oil Co. .....................           658        1.0
Seacor Smit, Inc. .........................           618        1.1
Taubman Centers, Inc. .....................           613        0.1
CD Radio, Inc. ............................           595        0.4
Sun Communities, Inc. .....................           573        0.2
Southern Union Co. ........................           564        0.7
Kenneth Cole Productions, Inc. Class A .              490        0.1
ITT Educational Services, Inc. ............           486        0.7
Libbey, Inc. ..............................           481        1.5
Education Management Corp. ................           365        0.6
Alexander's, Inc. .........................           362        0.4
Learning Tree Intl., Inc. .................           359        0.6
AMF Bowling, Inc. .........................           345        0.7
Stein Mart, Inc. ..........................           319        0.2
Saga Communications, Inc. Class A .........           302        1.2
Smart and Final, Inc. .....................           291        0.6
Budget Group, Inc. Class A ................           261        0.3
DVI, Inc. .................................           231        0.5
Avatar Holdings, Inc. .....................           174        0.2
Bristol Hotels & Resorts, Inc. ............           123        0.2
Sunburst Hospitality Corp. ................           118        0.4
Counsel Corp. .............................            90        0.1
                                                                ----
                                                                34.0%

                           B A R O N      F U N D S


Baron Growth Fund
--------------------------------------------------------------------------------

                                                     Equity          % of
                                                   Market Cap        Net
                   Company                       (in millions)      Assets
---------------------------------------------   ---------------   ---------
                              Large Capitalization
------------------------------------------------------------------------------
Charles Schwab Corp. ........................       $27,550        6.1%
NTL, Inc. ...................................         7,044        6.4
                                                                  ----
                                                                  12.5%
                             Medium Capitalization
------------------------------------------------------------------------------
Hispanic Broadcasting Corp. .................       $ 3,756        1.7%
UnitedGlobalCom, Inc. Class A
   (Formerly United Intl. Hldgs., Inc.) .....         2,959        0.3
Flextronics Intl., Ltd. .....................         2,897        2.7
Westwood One, Inc. (Formerly Metro
   Networks, Inc.) ..........................         2,537        1.5
Dollar Tree Stores, Inc. ....................         2,474        2.2
Robert Half Intl., Inc. .....................         2,194        1.2
Time Warner Telecom, Inc. Class A ...........         2,180        0.1
Kimco Realty Corp. ..........................         2,171        1.2
Manor Care, Inc. (Formerly HCR Manor
   Care, Inc.) ..............................         1,841        0.6
Post Properties, Inc. .......................         1,517        1.0
Sotheby's Holdings, Inc. Class A ............         1,517        2.1
                                                                  ----
                                                                  14.6%
                              Small Capitalization
------------------------------------------------------------------------------
DeVry, Inc. .................................       $ 1,388        1.2%
Entercom Communications Corp. ...............         1,338        0.4
Insight Communications Co., Inc.
   Class A ..................................         1,308        0.3
Ethan Allen Interiors, Inc. .................         1,297        2.9
Wink Communications, Inc. ...................         1,267        0.6
Prison Realty Trust, Inc. ...................         1,259        0.3
Four Seasons Hotels, Inc. ...................         1,253        0.3
Industrie Natuzzi SPA ADR ...................         1,128        2.7
Aurora Foods, Inc. ..........................         1,072        2.1
Citadel Communications Corp. ................         1,068        1.3
The Yankee Candle Co., Inc. .................         1,053        1.2
Intrawest Corp. .............................           997        0.2
ChoicePoint, Inc. ...........................           993        2.7
Choice Hotels Intl., Inc. ...................           940        8.2
OM Group, Inc. ..............................           913        2.0
Extended Stay America, Inc. .................           858        1.1
Sun Intl. Hotels, Ltd. ......................           802        3.9
Vail Resorts, Inc. Class A ..................           801        1.2
CoreComm, Ltd. ..............................           798        2.6
Storage USA, Inc. ...........................           770        0.9
Radio One, Inc. Class A .....................           751        1.9
American Classic Voyages Co. ................           688        0.6
Electric Lightwave, Inc. Class A ............           661        1.3
Cross Timbers Oil Co. .......................           658        0.6
Seacor Smit, Inc. ...........................           618        0.9
Taubman Centers, Inc. .......................           613        0.2
CD Radio, Inc. ..............................           595        1.2
Sun Communities, Inc. .......................           573        1.4

--------------------------------------------------------------------------------

                                                   Equity          % of
                                                 Market Cap        Net
                  Company                      (in millions)      Assets
-------------------------------------------   ---------------   ---------
                       Small Capitalization (Continued)
----------------------------------------------------------------------------
Southern Union Co. ........................         $564         2.3%
Corporate Executive Board Co. .............          537         0.2
ITT Educational Services, Inc. ............          486         0.9
Libbey, Inc. ..............................          481         0.8
Kronos, Inc. ..............................          463         0.5
Gabelli Asset Management, Inc. Class A .             461         1.1
American Mobile Satellite Corp. ...........          423         1.6
Rural Cellular Corp. Class A ..............          415         2.6
Steiner Leisure, Ltd. .....................          415         0.9
Education Management Corp. ................          365         2.3
Alexander's, Inc. .........................          362         0.8
Saga Communications, Inc. Class A .........          302         1.8
Smart and Final, Inc. .....................          291         1.6
Medallion Financial Corp. .................          284         1.8
DVI, Inc. .................................          231         0.9
ResortQuest Intl., Inc. ...................          169         0.3
Bristol Hotels & Resorts, Inc. ............          123         0.3
The Sports Club Co. .......................           89         0.5
                                                                ----
                                                                65.4%

Baron Small Cap Fund
--------------------------------------------------------------------------------


                                                     Equity          % of
                                                   Market Cap        Net
                   Company                       (in millions)      Assets
---------------------------------------------   ---------------   ---------
                           Medium Capitalization
---------------------------------------------------------------------------
Century Communications Corp. ................        $3,459        2.3%
Lamar Advertising Co. Class A ...............         3,030        2.1
UnitedGlobalCom, Inc. Class A
   (Formerly United Intl. Hldgs., Inc.) .....         2,959       10.0
Williams-Sonoma, Inc. .......................         2,711        2.2
Westwood One, Inc. (Formerly Metro
   Networks, Inc.) ..........................         2,537        3.1
Premier Parks, Inc. .........................         2,266        4.0
SFX Entertainment, Inc. Class A .............         1,716        3.1
United Rentals, Inc. ........................         1,567        1.7
                                                                  ----
                                                                  28.5%
                              Small Capitalization
------------------------------------------------------------------------------
Centennial Cellular Corp. ...................        $1,418        0.5%
Hyperion Telecommunications, Inc.
   Class A ..................................         1,357        0.5
Entercom Communications Corp. ...............         1,338        0.7
Insight Communications Co., Inc.
   Class A ..................................         1,308        0.2
Four Seasons Hotels, Inc. ...................         1,253        2.7
High Speed Access Corp. .....................         1,242        0.6
Central Parking Corp. .......................         1,074        3.0
Pinnacle Holdings, Inc. .....................         1,063        0.4
The Yankee Candle Co., Inc. .................         1,053        1.6

                           B A R O N      F U N D S

Baron Small Cap Fund
--------------------------------------------------------------------------------


                                                     Equity          % of
                                                   Market Cap        Net
                   Company                       (in millions)      Assets
---------------------------------------------   ---------------   ---------
                     Small Capitalization (Continued)
---------------------------------------------------------------------------
Iron Mountain, Inc. .........................        $1,050        4.0%
Intrawest Corp. .............................           997        0.6
ChoicePoint, Inc. ...........................           993        2.2
Commonwealth Telephone Ent., Inc. ...........           972        2.8
Sun Intl. Hotels, Ltd. ......................           802        1.3
CoreComm, Ltd. ..............................           798        2.4
Radio One, Inc. Class A .....................           751        3.0
Investment Technology Group, Inc. ...........           735        0.6
Commnet Cellular, Inc. ......................           716        1.5
Electric Lightwave, Inc. Class A ............           661        0.9
Corporate Executive Board Co. ...............           537        2.3
El Paso Electric Co. ........................           535        1.3
Penton Media, Inc. ..........................           509        0.9
Kenneth Cole Productions, Inc. Class A .                490        3.4
Loews Cineplex Entertainment Corp. ..........           462        1.1
Gabelli Asset Management, Inc. Class A .                461        0.7
Rural Cellular Corp. Class A ................           415        3.5
SBA Communications Corp. ....................           312        0.6
Loislaw.Com, Inc. ...........................           304        0.2
Heidrick & Struggles Int'l., Inc. ...........           299        1.9
Casella Waste Systems, Inc. Class A .........           267        0.9
Career Education Corp. ......................           227        3.6
IT Group, Inc. ..............................           218        1.8
Caribiner Intl., Inc. .......................           206        1.2
Province Healthcare Co. .....................           181        1.2
ResortQuest Intl., Inc. .....................           169        1.0
Todd-AO Corp. Class A .......................           145        1.3
KTI, Inc. ...................................           109        0.3
Morton's Restaurant Group, Inc. .............           101        0.9
Strategic Distribution, Inc. ................            97        0.2
Equity Marketing, Inc. ......................            92        0.6
The Sports Club Co. .........................            89        0.5
AVTEAM, Inc. Class A ........................            79        0.7
                                                                  ----
                                                                  59.6%


Table II
--------------------------------------------------------------------------------
Portfolio Risk Characteristics
--------------------------------------------------------------------------------
The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.




                                                     Baron         Baron
                                       Baron         Growth        Small
                                       Asset        & Income        Cap
                                        Fund          Fund         Fund
                                    -----------   -----------   ----------
                                        % of          % of         % of
                                     Portfolio     Portfolio     Portfolio
                                    -----------   -----------   ----------
Leverage (Debt > 40% of
   Market Cap) ..................       23.6%         32.7%         45.0%
Foreign Sales Dependent
   (Sales > 15%) ................       26.4          18.5          17.7
Oil Price Sensitivity ...........       18.1          22.4           5.0
Volatility (Beta > 1.2) .........       35.0          19.1          14.6
Over-the-Counter Securities             24.8          33.0          44.5
Unseasoned Securities
   (Publicly owned
    for <3 years) ..............        19.1          29.2          40.5
 (Publicly owned
    for <1 year) ...............         0.5           6.2          13.6
Turnarounds .....................        1.4           1.6           4.1
Development Companies ...........        4.5           3.6           6.2

                           B A R O N      F U N D S

Table III
--------------------------------------------------------------------------------
Historical Information (Unaudited)
--------------------------------------------------------------------------------

Table III displays on a quarterly basis the Funds' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a Fund at the time of its inception.

--------------------------------------------------------------------------------
Baron Asset Fund
--------------------------------------------------------------------------------

                                  Net Asset                       Value of Shares
                                    Value                        Owned, if Initial
   Date       Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------   -----------------   -----------   -----------   ------------------------
06/12/87     $     108,728       $ 10.00                              $10,000
-------------------------------------------------------------------------------------
06/30/87         1,437,521        10.71                                10,710
-------------------------------------------------------------------------------------
09/30/87         3,905,221        11.95                                11,950
-------------------------------------------------------------------------------------
12/31/87         4,406,972        10.10        $ 0.197                 10,298
-------------------------------------------------------------------------------------
03/31/88         6,939,435        11.56                                11,786
-------------------------------------------------------------------------------------
06/30/88         9,801,677        12.68                                12,928
-------------------------------------------------------------------------------------
09/30/88        11,734,509        12.98                                13,234
-------------------------------------------------------------------------------------
12/31/88        15,112,031        12.87         0.701                  13,843
-------------------------------------------------------------------------------------
03/31/89        22,269,578        14.75                                15,864
-------------------------------------------------------------------------------------
06/30/89        31,397,929        16.06                                17,273
-------------------------------------------------------------------------------------
09/30/89        47,658,616        17.22                                18,521
-------------------------------------------------------------------------------------
12/31/89        49,007,084        14.66         1.409                  17,299
-------------------------------------------------------------------------------------
03/31/90        50,837,946        13.87                                16,367
-------------------------------------------------------------------------------------
06/30/90        54,413,786        14.32                                16,898
-------------------------------------------------------------------------------------
09/30/90        40,002,612        10.88                                12,838
-------------------------------------------------------------------------------------
12/31/90        42,376,625        11.75         0.198                  14,100
-------------------------------------------------------------------------------------
03/31/91        47,104,889        13.88                                16,656
-------------------------------------------------------------------------------------
06/30/91        45,600,730        13.81                                16,572
-------------------------------------------------------------------------------------
09/30/91        47,409,180        14.80                                17,760
-------------------------------------------------------------------------------------
12/31/91        46,305,042        15.71         0.035                  18,895
-------------------------------------------------------------------------------------
03/31/92        48,011,634        16.72                                20,109
-------------------------------------------------------------------------------------
06/30/92        42,289,409        15.28                                18,377
-------------------------------------------------------------------------------------
09/30/92        43,816,305        16.20                                19,484
-------------------------------------------------------------------------------------

12/31/92        47,955,530        17.73         0.162                  21,522
-------------------------------------------------------------------------------------
03/31/93        50,015,244        18.82                                22,845
-------------------------------------------------------------------------------------
06/30/93        52,432,090        19.70                                23,912
-------------------------------------------------------------------------------------
09/30/93        59,916,570        21.91                                26,595
-------------------------------------------------------------------------------------
12/31/93        64,069,114        21.11         0.774                  26,576
-------------------------------------------------------------------------------------
03/31/94        63,099,109        20.69                                26,047
-------------------------------------------------------------------------------------
06/30/94        68,880,300        20.40                                25,682
-------------------------------------------------------------------------------------
09/30/94        80,258,542        22.82                                28,728
-------------------------------------------------------------------------------------
12/31/94        87,058,228        22.01         0.656                  28,547
-------------------------------------------------------------------------------------
03/31/95       160,603,528        24.29                                31,505
-------------------------------------------------------------------------------------
06/30/95       202,259,502        25.79                                33,450
-------------------------------------------------------------------------------------
09/30/95       289,973,331        29.30                                38,003
-------------------------------------------------------------------------------------
12/31/95       353,095,409        29.74         0.034                  38,618
-------------------------------------------------------------------------------------
03/31/96       638,297,904        34.14                                44,332
-------------------------------------------------------------------------------------
06/30/96     1,124,647,802        36.65                                47,591
-------------------------------------------------------------------------------------
09/30/96     1,166,057,654        35.50                                46,098
-------------------------------------------------------------------------------------
12/31/96     1,326,321,785        36.23         0.039                  47,097
-------------------------------------------------------------------------------------
03/31/97     1,663,347,667        34.98                                45,472
-------------------------------------------------------------------------------------
06/30/97     2,306,228,855        41.74                                54,260
-------------------------------------------------------------------------------------
09/30/97     3,224,498,394        47.43                                61,656
-------------------------------------------------------------------------------------
12/31/97     3,793,013,753        48.51         0.000                  63,060
-------------------------------------------------------------------------------------
03/31/98     5,187,450,337        53.68                                69,781
-------------------------------------------------------------------------------------
06/30/98     5,545,334,568        52.20                                67,857
-------------------------------------------------------------------------------------
09/30/98     4,410,506,448        39.96                                51,946
-------------------------------------------------------------------------------------

                                  Net Asset                       Value of Shares
                                    Value                        Owned, if Initial
   Date       Fund Net Assets     Per Share     Dividends     Investment was $10,000*
-------------------------------------------------------------------------------------
12/31/98     $5,672,309,694       $50.54         $0.041              $65,752
-------------------------------------------------------------------------------------
03/31/99      6,087,986,855        54.17                              70,474
-------------------------------------------------------------------------------------
06/30/99      6,991,160,511        60.63                              78,879
-------------------------------------------------------------------------------------
09/30/99      5,863,125,015        51.57                              67,092
-------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON ASSET FUND'S
AVERAGE ANNUAL RETURN

                        Period ended September 30, 1999


One year                          29.2%
---------------------------------------
Two years                          4.3%
---------------------------------------
Three years                       13.3%
---------------------------------------
Four years                        15.3%
---------------------------------------
Five years                        18.5%
---------------------------------------
Ten years                         13.7%
---------------------------------------
Since inception June 12, 1987     16.7%
---------------------------------------

                           B A R O N      F U N D S

--------------------------------------------------------------------------------
Baron Growth Fund
--------------------------------------------------------------------------------

                                     Net Asset                       Value of Shares
                                       Value                        Owned, if Initial
     Date        Fund Net Assets     Per Share     Dividends     Investment was $10,000*
-------------   -----------------   -----------   -----------   ------------------------

   01/03/95     $   741,000         $ 10.00                              $10,000
----------------------------------------------------------------------------------------
   03/31/95       3,425,507          11.78                                11,780
----------------------------------------------------------------------------------------
   06/30/95       7,231,619          13.18                                13,180
----------------------------------------------------------------------------------------
   09/30/95      28,632,467          14.77                                14,770
----------------------------------------------------------------------------------------
   12/31/95      41,043,705          15.11        $ 0.142                 15,254
----------------------------------------------------------------------------------------
   03/31/96      77,337,831          16.90                                17,061
----------------------------------------------------------------------------------------
   06/30/96     172,070,435          18.20                                18,373
----------------------------------------------------------------------------------------
   09/30/96     207,234,494          18.40                                18,575
----------------------------------------------------------------------------------------
   12/31/96     243,983,507          19.04         0.255                  19,483
----------------------------------------------------------------------------------------
   03/31/97     273,907,177          18.57                                19,002
----------------------------------------------------------------------------------------
   06/30/97     316,981,759          21.82                                22,328
----------------------------------------------------------------------------------------
   09/30/97     390,831,861          24.89                                25,469
----------------------------------------------------------------------------------------
   12/31/97     415,134,319          24.88         0.073                  25,535
----------------------------------------------------------------------------------------
   03/31/98     511,405,730          27.28                                27,998
----------------------------------------------------------------------------------------
   06/30/98     478,748,484          26.07                                26,757
----------------------------------------------------------------------------------------
   09/30/98     315,557,850          20.32                                20,855
----------------------------------------------------------------------------------------
   12/31/98     343,695,555          24.87         0.035                  25,561
----------------------------------------------------------------------------------------
   03/31/99     313,002,293          26.75                                27,493
----------------------------------------------------------------------------------------
   06/30/99     396,879,495          31.42                                32,293
----------------------------------------------------------------------------------------
   09/30/99     439,424,784          29.06                                29,868
----------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.


BARON GROWTH FUND'S
AVERAGE ANNUAL RETURN

                        Period ended September 30, 1999


One year                            43.2%
-----------------------------------------
Two years                            8.3%
-----------------------------------------
Three years                         17.2%
-----------------------------------------
Four years                          19.2%
-----------------------------------------
Since inception January 3, 1995     25.9%
-----------------------------------------

--------------------------------------------------------------------------------
Baron Small Cap Fund
--------------------------------------------------------------------------------

                                     Net Asset                       Value of Shares
                                       Value                        Owned, if Initial
     Date        Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------------------------------------------------------------------------------------
   10/01/97     $112,604,624        $ 10.00                              $10,000
----------------------------------------------------------------------------------------
   12/31/97      285,270,924         10.31        0.000                   10,310
----------------------------------------------------------------------------------------
   03/31/98      449,240,304         11.84                                11,840
----------------------------------------------------------------------------------------
   06/30/98      571,568,792         11.97                                11,970
----------------------------------------------------------------------------------------
   09/30/98      403,727,998          8.61                                 8,610
----------------------------------------------------------------------------------------
   12/31/98      470,029,904         10.54        0.000                   10,540
----------------------------------------------------------------------------------------
   03/31/99      521,729,028         11.89                                11,890
----------------------------------------------------------------------------------------
   06/30/99      644,583,528         13.36                                13,360
----------------------------------------------------------------------------------------
   09/30/99      715,683,132         13.37                                13,370
----------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON SMALL CAP FUND'S
AVERAGE ANNUAL RETURN

                        Period ended September 30, 1999


One year                            55.3%
-----------------------------------------
Since inception October 1, 1997     15.6%
-----------------------------------------

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

                       B A R O N    A S S E T    F U N D
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1999




Shares                                                           Value
--------------------------------------------------------------------------------

Common Stocks (99.36%)
--------------------------------------------------------------------------------
                  Amusement and Recreation Services (9.73%)
   10,210,000     AMF Bowling, Inc.*#                        $  42,116,250
    8,550,000     Mirage Resorts, Inc.*                        120,234,375
    3,450,000     Premier Parks, Inc.*                         100,050,000
    3,315,000     Sun Intl. Hotels, Ltd.*#                      79,145,625
    6,066,000     Vail Resorts, Inc. Class A*#                 140,655,375
    4,000,000     Vail Resorts, Inc. Class A*# @                88,112,400
                                                             -------------
                                                               570,314,025
                  Business Services (5.30%)
    1,640,000     ChoicePoint, Inc.*#                          110,495,000
    1,749,532     Correctional Management Services
                   Corp.*@                                       8,000,085
      650,000     Iron Mountain, Inc.*                          22,018,750
    7,100,000     Robert Half Intl., Inc.*#                    170,400,000
                                                             -------------
                                                               310,913,835
                  Chemical (1.55%)
    2,367,500     OM Group, Inc. #                              90,852,813

                  Communications (11.04%)
    3,500,000     American Mobile Satellite Corp.*#             61,250,000
    5,000,000     American Tower Corp. Class A*                 97,812,500
    1,230,000     Century Communications Corp.*                 56,118,750
      254,200     Commonwealth Telephone Ent., Inc.*            11,184,800
    2,205,000     CoreComm, Ltd.*#                              72,627,155
    3,391,636     NTL, Inc.*                                   325,914,852
      549,000     RCN Corp.*                                    22,509,000
                                                             -------------
                                                               647,417,057
                  Education (5.66%)
    5,605,000     Apollo Group, Inc.*                          118,405,625
       52,632     Apollo International, Inc. S-A CV
                    Pfd.*@                                       1,000,008
      804,600     Caliber Learning Network, Inc.*#               1,659,488
    5,150,000     DeVry, Inc.*#                                103,000,000
    2,900,000     Education Management Corp.*#                  35,887,500
    2,000,000     ITT Educational Services, Inc.*#              39,000,000
    2,000,000     Learning Tree Intl., Inc.*#                   33,125,000
                                                             -------------
                                                               332,077,621
                  Energy (2.14%)
    4,375,000     Cross Timbers Oil Co.#                        59,062,500
    1,300,000     Seacor Smit, Inc.*#                           66,625,000
                                                             -------------
                                                               125,687,500
                  Financial (14.39%)
   24,225,000     Charles Schwab Corp.                         816,079,687
    1,680,000     DVI, Inc.*#                                   27,510,000
                                                             -------------
                                                               843,589,687
                  Food & Agriculture (0.40%)
    1,446,700     Aurora Foods, Inc.*                           23,147,200

                  Health Services (3.24%)
        2,557     Chesapeake Healthcare Corp.* @                 4,000,196
    2,170,000     Counsel Corp.*#                                7,323,750
   10,400,000     Manor Care, Inc. (Formerly HCR
                   Manor Care, Inc.)*#                         178,750,000
                                                             -------------
                                                               190,073,946

Shares                                                       Value
--------------------------------------------------------------------------------

                  Hotels and Lodging (5.03%)
    2,100,750     Bristol Hotels & Resorts, Inc.*#           $  14,442,656
   13,225,300     Choice Hotels Intl., Inc.*#                  226,483,263
      800,000     Four Seasons Hotels, Inc.                     29,250,000
    3,975,036     Sunburst Hospitality Corp.*#                  24,595,536
                                                             -------------
                                                               294,771,455
                  Manufacturing (2.78%)
    2,800,000     Flextronics Intl., Ltd.*#                    162,925,000

                  Media and Entertainment (11.05%)
      825,000     CD Radio, Inc.*                               21,037,500
      650,000     Citadel Communications Corp.*                 22,181,250
      830,000     Cox Radio, Inc. Class A*                      49,385,000
    2,800,000     Hispanic Broadcasting Corp.*#                213,150,000
      250,000     Outdoor Systems, Inc.*                         8,937,500
    2,937,002     Saga Communications, Inc. Class A*#           67,551,046
      875,000     UnitedGlobalCom, Inc. Class A
                   (Formerly United Intl. Hldgs., Inc.)*        62,671,875
      975,000     Univision Communications, Inc.
                   Class A*                                     79,340,625
    1,700,000     Westwood One, Inc. (Formerly Metro
                   Networks, Inc.)*                             76,712,500
      900,000     Young Broadcasting, Inc. Class A*             47,137,500
                                                             -------------
                                                               648,104,796
                  Real Estate and REITs (3.24%)
      350,900     Alexander's, Inc.*#                           25,374,456
      750,000     Avatar Holdings, Inc.*#                       14,250,000
      375,000     FelCor Lodging Trust, Inc.                     6,562,500
      800,000     Kimco Realty Corp.                            28,600,000
      179,999     Post Properties, Inc.                          7,076,211
      600,000     Prison Realty Trust, Inc.                      6,450,000
    2,400,000     Spieker Properties, Inc.                      83,250,000
      335,000     Sun Communities, Inc.                         11,075,938
      640,000     Taubman Centers, Inc.                          7,360,000
                                                             -------------
                                                               189,999,105
                  Retail Trade and Restaurants (17.14%)
    3,750,000     Dollar Tree Stores, Inc.*#                   149,765,625
    1,639,500     Ethan Allen Interiors, Inc.                   52,156,594
       88,500     Kenneth Cole Productions, Inc.
                   Class A*                                      3,307,687
      129,900     Morton's Restaurant Group, Inc.*               2,281,369
   10,360,000     Polo Ralph Lauren Corp. Class A*             185,832,500
    3,393,500     Smart and Final, Inc.#                        33,935,000
   20,775,000     Sotheby's Holdings, Inc. Class A#            536,254,687
    1,750,000     Stein Mart, Inc.*                             12,468,750
      600,000     Williams-Sonoma, Inc.*                        29,137,500
                                                             -------------
                                                             1,005,139,712
                  Transportation (0.28%)
    2,300,000     Budget Group, Inc. Class A*                   16,243,750

                  Utility Services (2.90%)
    1,825,000     Azurix Corp.*                                 31,367,187
    8,500,000     Citizens Utilities Co.*                       96,156,250
    2,230,000     Southern Union Co.*#                          42,370,000
                                                             -------------
                                                               169,893,437
                  Wholesale Trade (3.38%)
    5,687,000     Industrie Natuzzi SPA ADR#                   111,607,375
    2,920,000     Libbey, Inc.#                                 86,322,500
                                                             -------------
                                                               197,929,875

                       See Notes to Financial Statements.

                         B A R O N  A S S E T  F U N D


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1999

Shares                                                                               Value
-------------------------------------------------------------------------------------------------

Common Stocks (continued)
--------------------------------------------------------------------------------------------------
                                      Miscellaneous (0.11%)                      $    6,475,000
                                                                                 --------------
Total Common Stocks
 (Cost $4,546,218,747)                                                             5,825,555,814
                                                                                  --------------
--------------------------------------------------------------------------------------------------
Convertible Preferred Stock (0.18%)
--------------------------------------------------------------------------------------------------
                                      Transportation
     350,000                          Budget Group Capital Trust Conv. Pref.+
                                       (Cost $17,500,000)                            10,850,000
                                                                                 --------------




Principal Amount                                                                         Value
----------------------------------------------------------------------------------------------------
Corporate Bonds (0.37%)
----------------------------------------------------------------------------------------------------
                                             Communications
$ 21,500,000                                 American Mobile Satellite Corp. 6.0%
                                              Jr. Sub. Secured Exch. Note due
                                              09/30/2006 (Cost $21,500,000) @        $   21,500,000
                                                                                     --------------
Total Investments (99.91%)
 (Cost $4,585,218,747**)                                                              5,857,905,814

Cash and Other Assets
 Less Liabilities (0.09%)                                                                 5,219,201
                                                                                     --------------
Net Assets (Equivalent to $51.57 per share
  based on 113,687,936 shares of beneficial
  interest outstanding)                                                              $5,863,125,015
                                                                                     ==============

----------
 % Represents percentage of net assets
 + Rule 144A securities
 @ Restricted securities
 # Issuers deemed to be "affiliated"
 * Non-income producing securities
** For Federal income tax purposes the cost basis is $4,585,118,355. Aggregate unrealized appreciation and depreciation of investments are $2,040,141,991 and $767,354,532, respectively.


                       See Notes to Financial Statements.

                        B A R O N  G R O W T H  F U N D


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1999

Shares                                                          Value

--------------------------------------------------------------------------------
Common Stocks (92.72%)
--------------------------------------------------------------------------------
                 Amusement and Recreation Services (7.37%)
     120,000     American Classic Voyages Co.*                $  2,752,500
      50,000     Intrawest Corp.                                   828,125
     165,000     Steiner Leisure, Ltd.*                          4,125,000
     720,000     Sun Intl. Hotels, Ltd.*                        17,190,000
     410,000     The Sports Club Co.*                            2,050,000
     235,000     Vail Resorts, Inc. Class A*                     5,449,063
                                                              ------------
                                                                32,394,688
                 Business Services (4.64%)
     175,000     ChoicePoint, Inc.*                             11,790,625
      25,000     Corporate Executive Board Co.*                  1,018,750
       4,000     DBT Online, Inc.*                                  99,750
      60,000     Kronos, Inc.*                                   2,201,250
     220,000     Robert Half Intl., Inc.*                        5,280,000
                                                              ------------
                                                                20,390,375
                 Chemical (2.00%)
     228,700     OM Group, Inc.                                  8,776,362
                 Communications (15.04%)
     390,000     American Mobile Satellite Corp.*                6,825,000
     340,000     CoreComm, Ltd.*                                11,198,750
     412,600     Electric Lightwave, Inc. Class A*               5,466,950
     292,804     NTL, Inc.*                                     28,136,620
     250,000     Rural Cellular Corp. Class A*                  11,468,750
      20,000     Time Warner Telecom, Inc. Class A*                417,500
      59,500     Wink Communications, Inc.*                      2,599,406
                                                              ------------
                                                                66,112,976
                 Education (4.43%)
     270,000     DeVry, Inc.*                                    5,400,000
     820,000     Education Management Corp.*                    10,147,500
     200,000     ITT Educational Services, Inc.*                 3,900,000
                                                              ------------
                                                                19,447,500
                 Energy (1.49%)
     180,000     Cross Timbers Oil Co.                           2,430,000
      80,000     Seacor Smit, Inc.*                              4,100,000
                                                              ------------
                                                                 6,530,000
                 Financial (10.14%)
      93,333     Bingham Financial Services Corp.*@                864,497
     800,000     Charles Schwab Corp.                           26,950,000
     250,000     DVI, Inc.*                                      4,093,750
     299,000     Gabelli Asset Management, Inc. Class A*         4,615,813
     396,200     Medallion Financial Corp.                       8,023,050
                                                              ------------
                                                                44,547,110
                 Food & Agriculture (2.14%)
     587,600     Aurora Foods, Inc.*                             9,401,600

                 Health Services (0.59%)
     150,000     Manor Care, Inc. (Formerly
                  HCR Manor Care, Inc.)*                         2,578,125

                 Hotels and Lodging (10.24%)
     218,800     Bristol Hotels & Resorts, Inc.*                 1,504,250
   2,100,000     Choice Hotels Intl., Inc.*                     35,962,500
     550,000     Extended Stay America, Inc.*                    4,950,000
      35,000     Four Seasons Hotels, Inc.                       1,279,687
     140,000     ResortQuest Intl., Inc.*                        1,303,750
                                                              ------------
                                                                45,000,187
                 Manufacturing (2.65%)
     200,000     Flextronics Intl., Ltd.*                       11,637,500

Shares                                                           Value
------------                                                  ------------
                 Media and Entertainment (10.43%)
     200,000     CD Radio, Inc.*                              $  5,100,000
     160,000     Citadel Communications Corp.*                   5,460,000
      50,000     Entercom Communications Corp.*                  1,800,000
     100,000     Hispanic Broadcasting Corp.*                    7,612,500
      50,000     Insight Communications Co., Inc.
                  Class A*                                       1,431,250
     200,000     Radio One, Inc. Class A*                        8,300,000
     343,750     Saga Communications, Inc. Class A*              7,906,250
      20,000     UnitedGlobalCom, Inc. Class A
                  (Formerly United Intl. Hldgs., Inc.)*          1,432,500
     150,000     Westwood One, Inc. (Formerly Metro
                  Networks, Inc.)*                               6,768,750
                                                              ------------
                                                                45,811,250
                 Real Estate and REITs (5.83%)
      48,600     Alexander's, Inc.*                              3,514,388
     150,000     Kimco Realty Corp.                              5,362,500
     109,999     Post Properties, Inc.                           4,324,336
     100,000     Prison Realty Trust, Inc.                       1,075,000
     150,000     Storage USA, Inc.                               4,125,000
     190,000     Sun Communities, Inc.                           6,281,875
      80,000     Taubman Centers, Inc.                             920,000
                                                              ------------
                                                                25,603,099
                 Retail Trade and Restaurants (9.90%)
     240,000     Dollar Tree Stores, Inc.*                       9,585,000
     394,500     Ethan Allen Interiors, Inc.                    12,550,031
     707,781     Smart and Final, Inc.                           7,077,810
     360,000     Sotheby's Holdings, Inc. Class A                9,292,500
     260,000     The Yankee Candle Co., Inc.*                    5,021,250
                                                              ------------
                                                                43,526,591
                 Utility Services (2.27%)
     526,050     Southern Union Co.*                             9,994,950

                 Wholesale Trade (3.56%)
     610,000     Industrie Natuzzi SPA ADR                      11,971,250
     125,000     Libbey, Inc.                                    3,695,312
                                                              ------------
                                                                15,666,562
                                                              ------------
Total Common Stocks
  (Cost $289,530,356)                                          407,418,875
                                                              ------------
Principal Amount
------------------------------------------------------------------------------
Short Term Money Market Instruments (7.96%)
------------------------------------------------------------------------------
$ 34,999,999     Associates Corp. of N. A. 4.25%
                  due 10/01/1999 (Cost $34,999,999)             34,999,999
                                                              ------------

Total Investments (100.68%)
  (Cost $324,530,355**)                                        442,418,874
Liabilities Less
  Cash and Other Assets (-0.68%)                                (2,994,090)
                                                              ------------
Net Assets (Equivalent to $29.06 per
 share based on 15,121,926 shares of
 beneficial interest outstanding)                             $439,424,784
                                                              ============

----------
 % Represents percentage of net assets
 * Non-income producing securities
 @ Restricted securities
** For Federal income tax purposes the cost basis is $324,651,615. Aggregate unrealized appreciation and depreciation of investments are $132,346,358 and $14,579,099, respectively.

                       See Notes to Financial Statements.

                   B A R O N   S M A L L   C A P   F U N D
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1999

Shares                                                        Value
--------------------------------------------------------------------------------
Common Stocks (88.07%)
--------------------------------------------------------------------------------
                           Amusement and Recreation Services (10.62%)
     250,000      Intrawest Corp.                             $  4,140,625
   1,000,000      Loews Cineplex Entertainment Corp.*            7,875,000
   1,000,000      Premier Parks, Inc.*                          29,000,000
     725,000      SFX Entertainment, Inc. Class A*              22,112,500
     375,000      Sun Intl. Hotels, Ltd.*                        8,953,125
     790,300      The Sports Club Co.*                           3,951,500
                                                              ------------
                                                                76,032,750
                  Business Services (16.37%)
   1,000,000      Caribiner Intl., Inc.*                         8,687,500
     235,000      ChoicePoint, Inc.*                            15,833,125
     400,000      Corporate Executive Board Co.*                16,300,000
     725,000      Heidrick & Struggles Int'l., Inc.*            13,820,313
     850,000      Iron Mountain, Inc.*                          28,793,750
     307,500      Lamar Advertising Co. Class A*                15,221,250
     100,000      Loislaw.Com, Inc.*                             1,450,000
     400,000      Penton Media, Inc.                             6,500,000
     500,000      Strategic Distribution, Inc.*                  1,562,500
     600,000      Todd-AO Corp. Class A                          9,000,000
                                                              ------------
                                                               117,168,438
                  Communications (15.97%)
      75,000      Centennial Cellular Corp.*                     3,407,812
     350,000      Century Communications Corp.*                 15,968,750
     450,000      Commonwealth Telephone Ent., Inc.*            19,800,000
     350,000      Commnet Cellular, Inc.*                       10,959,375
     525,000      CoreComm, Ltd.*                               17,292,188
     500,000      Electric Lightwave, Inc. Class A*              6,625,000
     200,000      High Speed Access Corp.*                       4,587,500
     150,000      Hyperion Telecommunications, Inc.
                  Class A*                                       3,721,875
     100,000      Pinnacle Holdings, Inc.*                       2,612,500
     550,000      Rural Cellular Corp. Class A*                 25,231,250
     375,000      SBA Communications Corp.*                      4,078,125
                                                              ------------
                                                               114,284,375
                  Consumer Products (0.62%)
     300,000      Equity Marketing, Inc.*                        4,425,000

                  Consumer Services (2.96%)
     725,000      Central Parking Corp.                         21,206,250

                  Education (3.62%)
     893,900      Career Education Corp.*#                      25,923,100

                  Environmental (2.92%)
     370,000      Casella Waste Systems, Inc. Class A*           6,174,375
   1,350,000      IT Group, Inc.*#                              12,909,375
     235,800      KTI, Inc.*                                     1,842,187
                                                              ------------
                                                                20,925,937
                  Financial (1.29%)
     299,000      Gabelli Asset Management, Inc. Class A*        4,615,813
     200,000      Investment Technology Group, Inc.              4,600,000
                                                              ------------
                                                                 9,215,813
                  Health Services (1.17%)
     725,000      Province Healthcare Co.*                       8,337,500

Shares                                                            Value
--------------------------------------------------------------------------------
                  Hotels and Lodging (3.66%)
     525,000      Four Seasons Hotels, Inc.                   $ 19,195,312
     750,000      ResortQuest Intl., Inc.*                       6,984,375
                                                              ------------
                                                                26,179,687
                  Industrial Services (1.67%)
     550,000      United Rentals, Inc.*                         11,962,500

                  Manufacturing (0.72%)
     750,000      AVTEAM, Inc. Class A* #                        5,156,250

                  Media and Entertainment (17.16%)
     150,000      Entercom Communications Corp.*                 5,400,000
      50,000      Insight Communications Co., Inc.
                  Class A*                                       1,431,250
     525,000      Radio One, Inc. Class A*                      21,787,500
   1,000,000      UnitedGlobalCom, Inc. Class A
                  (Formerly United Intl. Hldgs., Inc.)*         71,625,000
     500,000      Westwood One, Inc. (Formerly Metro
                  Networks, Inc.)*                              22,562,500
                                                              ------------
                                                               122,806,250
                  Retail Trade and Restaurants (8.06%)
     660,000      Kenneth Cole Productions, Inc. Class A*       24,667,500
     350,000      Morton's Restaurant Group, Inc.*#              6,146,875
     325,000      Williams-Sonoma, Inc.*                        15,782,813
     575,000      The Yankee Candle Co., Inc.*                  11,104,687
                                                              ------------
                                                                57,701,875
                  Utility Services (1.26%)
   1,000,000      El Paso Electric Co.*                          9,000,000
                                                              ------------
Total Common Stocks
  (Cost $463,200,683)
                                                               630,325,725
                                                              ------------
Principal Amount
------------------------------------------------------------------------------
Corporate Bonds (0.29%)
------------------------------------------------------------------------------
                  Health Services
$  3,250,000      U.S. Diagnostic, Inc. 9.00% Conv. Sub.
                  Deb. due 03/31/2003 (Cost $2,520,000)          2,080,000
                                                              ------------
--------------------------------------------------------------------------------
Short Term Money Market Instruments (9.64%)
------------------------------------------------------------------------------
  68,999,999      Associates Corp. of N.A. 4.25% due
                  10/01/99 (Cost $68,999,999)                   68,999,999
                                                              ------------
Total Investments (98.00%)
   (Cost $534,720,682**)
                                                               701,405,724
Cash and Other Assets
   Less Liabilities (2.00%)
                                                                14,277,408
                                                              ------------
Net Assets (Equivalent to $13.37 per
  share based on 53,530,434 shares of
  beneficial interest outstanding)
                                                              $715,683,132
                                                              ============

 % Represents percentage of net assets
 # Issuers that may be deemed to be "affiliated"
 * Non-income producing securities
** For Federal income tax purposes the cost basis is $538,413,749. Aggregate unrealized appreciation and depreciation of investments are $206,249,353 and $43,257,378, respectively.


                       See Notes to Financial Statements.

                             B A R O N   F U N D S

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
SEPTEMBER 30, 1999



                                                                Baron Asset         Baron Growth      Baron Small Cap
                                                                    Fund                Fund               Fund
                                                                -----------------   ---------------   ----------------
Assets:
 Investments in securities, at value
  Unaffiliated issuers
    (Cost $1,759,192,259, $324,530,355, and $485,567,198,
     respectively)                                            $2,741,280,814       $ 442,418,874      $ 651,270,124
  "Affiliated" issuers (Cost $2,826,026,488, $0, and
    $49,153,484, respectively)                                 3,116,625,000                   0         50,135,600
  Dividends and interest receivable                                2,481,449             234,548             19,446
  Receivable for securities sold                                  23,297,183                   0         18,124,837
  Receivable for shares sold                                      10,028,797           2,134,667          3,193,942
  Unamortized organization costs                                           0               1,644             17,085
  Prepaid expenses                                                    24,212                   0                  0
                                                              --------------       -------------      -------------
                                                               5,893,737,455         444,789,733        722,761,034
                                                              --------------       -------------      -------------
Liabilities:
 Payable for securities purchased                                  3,442,398           4,668,075          5,596,130
 Payable for shares redeemed                                      16,086,549             337,290            655,283
 Due to custodian bank                                            10,673,957             253,156            673,658
 Accrued organization costs                                                0               1,644             17,085
 Accrued expenses and other payables                                 409,536             104,784            135,746
                                                              --------------       -------------      -------------
                                                                  30,612,440           5,364,949          7,077,902
                                                              --------------       -------------      -------------
Net Assets                                                    $5,863,125,015       $ 439,424,784      $ 715,683,132
                                                              ==============       =============      =============
Net Assets consist of:
Capital paid-in                                               $4,640,572,993       $ 292,811,668      $ 604,942,511
Accumulated net realized gain(loss)                              (50,135,045)         28,724,597        (55,944,421)
Net unrealized appreciation on investments                     1,272,687,067         117,888,519        166,685,042
                                                              --------------       -------------      -------------
Net Assets                                                    $5,863,125,015       $ 439,424,784      $ 715,683,132
                                                              ==============       =============      =============
Shares of Beneficial Interest Outstanding
($.01 par value; indefinite shares authorized)                   113,687,936          15,121,926         53,530,434
                                                              ==============       =============      =============
Net Asset Value Per Share                                     $        51.57       $       29.06      $       13.37
                                                              ==============       =============      =============

                      See Notes to Financial Statements.

                             B A R O N   F U N D S

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1999




                                                                       Baron Asset        Baron Growth      Baron Small Cap
                                                                          Fund                Fund               Fund
                                                                   ------------------   ----------------   ----------------
Investment income:
 Income:
  Interest                                                           $    6,929,491       $    884,393      $   1,824,376
  Dividends -- unaffiliated issuers (net of foreign tax
    withholding of $0, $56,736, and $0, respectively)                    18,039,687          3,361,851            122,393
  Dividends -- "affiliated" issuers (net of foreign tax
    withholding of $1,284,973, $0, and $0, respectively)                 19,051,856                  0                  0
                                                                     --------------       ------------      -------------
  Total income                                                           44,021,034          4,246,244          1,946,769
                                                                     --------------       ------------      -------------
 Expenses:
  Investment advisory fees                                               59,460,701          3,534,481          5,457,810
  Distribution fees                                                      14,865,186            883,621          1,364,454
  Shareholder servicing agent fees                                        1,496,000            219,820            216,820
  Reports to shareholders                                                 1,376,600            103,500            151,000
  Registration and filing fees                                              261,030             39,830             49,570
  Custodian fees                                                            185,090             21,530             31,470
  Trustee fees                                                               82,480              4,960              7,490
  Professional fees                                                         103,421             47,570             47,710
  Amortization of organization costs                                              0              6,570              5,700
  Miscellaneous                                                              64,610              4,737             10,990
                                                                     --------------       ------------      -------------
  Total operating expenses                                               77,895,118          4,866,619          7,343,014
  Interest expense                                                                0            103,943                  0
                                                                     --------------       ------------      -------------
  Total expenses                                                         77,895,118          4,970,562          7,343,014
                                                                     --------------       ------------      -------------
  Net investment loss                                                   (33,874,084)          (724,318)        (5,396,245)
                                                                     --------------       ------------      -------------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss) on investments sold in unaffiliated
  issuers                                                                66,923,461         34,354,265        (27,309,728)
 Net realized loss on investments sold in "affiliated" issuers          (20,123,170)                 0         (1,725,521)
 Change in net unrealized appreciation of investments                 1,250,313,281         78,932,635        242,203,032
                                                                     --------------       ------------      -------------
  Net gain on investments                                             1,297,113,572        113,286,900        213,167,783
                                                                     --------------       ------------      -------------
  Net increase in net assets resulting from operations               $1,263,239,488       $112,562,582      $ 207,771,538
                                                                     ==============       ============      =============


                       See Notes to Financial Statements.

                             B A R O N   F U N D S

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------




                                                 Baron Asset Fund
                                     ----------------------------------------
                                           For the              For the
                                          Year Ended           Year Ended
                                        September 30,        September 30,
                                             1999                 1998
                                     -------------------  -------------------

INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income (loss)         ($     33,874,084)   $       5,182,423
 Net realized gain (loss) on
  investments sold                           46,800,291          (76,452,243)
 Net change in unrealized
  appreciation (depreciation)
  on investments                          1,250,313,281         (848,684,103)
                                       ----------------    -----------------

  Increase (decrease) in net
    assets resulting from
    operations                            1,263,239,488         (919,953,923)
                                       ----------------    -----------------
Dividends to shareholders from:
 Net investment income                       (4,594,972)                   0
 Net realized gain on investments                     0                    0
                                       ----------------    -----------------
                                             (4,594,972)                   0
                                       ----------------    -----------------
Capital share transactions:
 Proceeds from the sale of shares         2,326,280,913        3,405,277,873
 Net asset value of shares issued
  in reinvestment of dividends                4,175,765                    0
 Cost of shares redeemed                 (2,138,067,002)      (1,299,315,896)
                                       ----------------    -----------------
 Increase in net assets derived
  from capital share transactions           192,389,676        2,105,961,977
 Capital contribution                         1,584,375                    0
                                       ----------------    -----------------
 Net increase (decrease) in net
  assets                                  1,452,618,567        1,186,008,054
Net assets:
 Beginning of year                        4,410,506,448        3,224,498,394
                                       ----------------    -----------------
 End of year                           $  5,863,125,015    $   4,410,506,448
                                       ================    =================
Undistributed net investment
 income at end of year                 $              0    $       4,637,960
                                       ================    =================
Shares of beneficial interest:
 Shares sold                                 45,041,285           69,710,623
 Shares issued in reinvestment
  dividends                                      82,185                    0
 Shares redeemed                            (41,802,254)         (27,334,849)
                                       ----------------    -----------------
 Net increase (decrease)                      3,321,216           42,375,774
                                       ================    =================

                                              Baron Growth Fund                    Baron Small Cap Fund
                                     ------------------------------------  ------------------------------------
                                          For the            For the            For the            For the
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                       September 30,      September 30,      September 30,      September 30,
                                            1999               1998               1999              1998*
                                     -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income (loss)         ($      724,318)   $       899,890    ($    5,396,245)   ($      826,516)
 Net realized gain (loss) on
  investments sold                         34,354,265         (6,952,711)       (29,035,249)       (26,895,646)
 Net change in unrealized
  appreciation (depreciation)
  on investments                           78,932,635        (73,445,498)       242,203,032        (75,517,990)
                                       --------------    ---------------     --------------     --------------

  Increase (decrease) in net
    assets resulting from
    operations                            112,562,582        (79,498,319)       207,771,538       (103,240,152)
                                       --------------    ---------------     --------------     --------------
Dividends to shareholders from:
 Net investment income                       (486,147)          (282,139)                 0                  0
 Net realized gain on investments                   0           (929,398)                 0                  0
                                       --------------    ---------------     --------------     --------------
                                             (486,147)        (1,211,537)                 0                  0
                                       --------------    ---------------     --------------     --------------
Capital share transactions:
 Proceeds from the sale of shares         193,413,986        236,230,743        403,817,666        692,941,797
 Net asset value of shares issued
  in reinvestment of dividends                461,215          1,161,950                  0                  0
 Cost of shares redeemed                 (182,084,702)      (231,956,848)      (299,634,070)      (185,973,647)
                                       --------------    ---------------     --------------     --------------
 Increase in net assets derived
  from capital share transactions          11,790,499          5,435,845        104,183,596        506,968,150
 Capital contribution                               0                  0                  0                  0
                                       --------------    ---------------     --------------     --------------
 Net increase (decrease) in net
  assets                                  123,866,934        (75,274,011)       311,955,134        403,727,998
Net assets:
 Beginning of year                        315,557,850        390,831,861        403,727,998                  0
                                       --------------    ---------------     --------------     --------------
 End of year                           $  439,424,784    $   315,557,850     $  715,683,132     $  403,727,998
                                       ==============    ===============     ==============     ==============
Undistributed net investment
 income at end of year                 $            0    $       472,714     $            0     $            0
                                       ==============    ===============     ==============     ==============
Shares of beneficial interest:
 Shares sold                                6,776,893          9,436,383         34,490,488         65,055,206
 Shares issued in reinvestment
  dividends                                    18,636             47,958                  0                  0
 Shares redeemed                           (7,201,050)        (9,658,984)       (27,846,667)       (18,168,593)
                                       --------------    ---------------     --------------     --------------
 Net increase (decrease)                     (405,521)          (174,643)         6,643,821         46,886,613
                                       ==============    ===============     ==============     ==============

----------
* For the period October 1, 1997(commencement of operations) to September 30, 1998.




                       See Notes to Financial Statements.

                             B A R O N   F U N D S


Notes to Financial Statements
--------------------------------------------------------------------------------
(1) Significant Accounting Policies.

Baron Asset Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the"1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers three series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, Baron Growth Fund, started in January 1995, and Baron Small Cap Fund, started in October of 1997. On May 19, 1999, Baron Growth & Income Fund changed its name to Baron Growth Fund. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

(a) Security Valuation. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the last sale price on the date the security last traded. Other securities are valued at the mean of the most recent bid and asked prices if market quotations are readily available. Where market quotations are not readily available the securities are valued at their fair value as determined in good faith by the Board of Trustees, or by the Adviser, pursuant to procedures established by the Trustees. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Common expenses of the Funds are allocated on a basis deemed fair and equitable by the Trustees, usually on the basis of average net assets. Direct expenses are charged to each Fund on a specific identification basis.

(c) Federal Income Taxes. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) Restricted Securities. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

(e) Organization Costs. Costs incurred in connection with the organization and initial registration of Baron Growth Fund and Baron Small Cap Fund have been deferred and are being amortized on a straight-line basis over a five-year period. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), agreed to make advances for organization expenses incurred and will be reimbursed as the costs are amortized.

(f) Distributions. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and distributions from REIT's. For the year ended September 30, 1999, the following amounts were reclassified for federal income tax purposes:

                              Undistributed            Undistributed
Fund                      Net Investment Income     Realized Gain/Loss     Capital-Paid-In
----------------------   -----------------------   --------------------   -----------------
Baron Asset Fund               $33,831,096              $3,974,320          $ (37,805,416)
Baron Growth Fund              $   737,751              $  260,969          $    (998,720)
Baron Small Cap Fund           $ 5,396,245              $  (16,695)         $  (5,379,550)

(g) Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
(2) Purchases and Sales of Securities.

Purchases and sales of securities, other than short term securities, for the year ended September 30, 1999 were as follows:

Fund                         Purchases            Sales
----------------------   -----------------   ---------------
Baron Asset Fund          $1,154,642,273      $908,031,849
Baron Growth Fund         $  182,744,649      $203,437,226
Baron Small Cap Fund      $  244,885,840      $221,936,174

                             B A R O N   F U N D S

--------------------------------------------------------------------------------
(3) Investment Advisory Fees and Other Transactions with Affiliates.

(a) Investment Advisory Fees. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of BCG, serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value.

(b) Distribution Fees. BCI is a registered broker dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets. Brokerage transactions for the Funds may be effected by or through BCI. During the year ended September 30, 1999, BCI earned brokerage commissions as follows:

Fund                      Commissions
----------------------   -------------
Baron Asset Fund          $2,525,589
Baron Growth Fund         $  351,548
Baron Small Cap Fund      $  409,592

(c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.

--------------------------------------------------------------------------------
(4) Capital Loss Carryforward.

Baron Asset Fund and Baron Small Cap Fund had capital loss carryforwards at September 30, 1999, which can be used to offset future capital gains.

                           Capital Loss     Capital Loss
                            Carryovers       Carryovers
Fund                      Expiring 2006     Expiring 2007
----------------------   ---------------   --------------
Baron Asset Fund           $22,037,516      $28,197,921
Baron Small Cap Fund                --      $52,251,354

--------------------------------------------------------------------------------

(5) Borrowings. During the year ended September 30, 1999, Baron Growth Fund borrowed from its custodian bank. The average daily balance of loans outstanding was $1,726,439 at a weighted average interest rate of 6.021%.

--------------------------------------------------------------------------------
(6) Restricted Securities.

A summary of the restricted securities held at September 30, 1999 follows:

BARON ASSET FUND

                                                                                     Acquisition
Name of Issuer                                                                           Date            Value
--------------                                                                       ------------   --------------
Common Stock
 Apollo International, Inc. S-A CV Pfd.                                                07/21/99      $  1,000,008
 Chesapeake Healthcare Corp.                                                           12/03/98         4,000,196
 Correctional Management Services Corp.                                                12/30/98         8,000,085
 Vail Resorts, Inc. Class A                                                            05/14/98        88,112,400
Corporate Bonds
 American Mobile Satellite Corp. 6.0% Jr. Sub. Secured Exch. Note due 09/30/2006       01/15/99        21,500,000
                                                                                                     ------------
 Total Restricted Securities: (Cost $146,500,008) (2.09% of Net Assets)                              $122,612,689
                                                                                                     ============

BARON GROWTH FUND

                                                                                     Acquisition
Name of Issuer                                                                           Date           Value
--------------                                                                       ------------   -------------
Common Stock
Bingham Financial Services Corp. (Cost $1,399,995) (0.20% of Net Assets)                04/27/99      $  864,497
                                                                                                      ==========

--------------------------------------------------------------------------------
(7) Capital Contribution. On March 19, 1999, the Adviser reimbursed Baron Asset Fund $1,584,375 for the unrealized loss relating to the 10/07/98 purchase of 650,000 AMF Bowling, Inc. Baron Asset Fund recorded a capital contribution of $1,584,375. The Adviser did not receive any shares of Baron Asset Fund in exchange for this contribution. For tax purposes, this capital contribution reduced the realized gains (losses) for the fiscal year ended September 30, 1999.

                             B A R O N   F U N D S


(8) Investment in "Affiliates"*

BARON ASSET FUND

                                        Balance of          Gross        Gross Sales
                                      Shares Held on      Purchases          and
           Name of Issuer              Sep. 30, 1998    and Additions     Reductions
-----------------------------------  ----------------  ---------------  -------------
Alexander's, Inc.                          252,000           98,900
AMF Bowling, Inc.                        9,895,000          650,000         335,000
American Mobile Satellite Corp.          3,500,000
Avatar Holdings, Inc.                      774,000                           24,000
Bristol Hotels & Resorts, Inc.           2,191,150                           90,400
Caliber Learning Network, Inc.           1,840,000                        1,035,400
Cellular Communications of P.R.,         1,272,500                        1,272,500
 Inc.
Choice Hotels Intl., Inc.               13,021,300          204,000
ChoicePoint, Inc.                        1,015,300          624,700
CoreComm, Ltd.+                          1,272,500          932,500
Counsel Corp.                            2,408,200           80,300         318,500
Cross Timbers Oil Co.                    4,747,500                          372,500
DeVry, Inc.                              4,635,200          514,800
Dollar Tree Stores, Inc.                 3,690,000           60,000
DVI, Inc.                                1,605,000           75,000
Education Management Corp. #               880,000        2,020,000
Flextronics Intl., Ltd. $                1,393,000        1,420,000          13,000
Hispanic Broadcasting Corp.              3,270,000                          470,000
 (Formerly Heftel Broadcasting
 Corp. Class A)
Industrie Natuzzi SPA ADR                1,565,500        4,121,500
ITT Educational Services, Inc.           1,562,500          600,000         162,500
Learning Tree Intl., Inc.                3,145,000                        1,145,000
Libbey, Inc.                             2,650,000          270,000
Manor Care, Inc. (Formerly HCR          10,350,700          649,300         600,000
 Manor Care, Inc.)
NTL, Inc.@                               2,724,500          667,136
OM Group, Inc.                           1,557,500          810,000
Prison Realty Trust (Formerly CCA        1,990,000           89,800       1,479,800
 Prison Realty Corp.)
Robert Half Intl., Inc.                  2,335,000        4,815,000          50,000
Saga Communications, Inc. Class A        2,932,002            5,000
Seacor Smit, Inc.                          990,000          352,300          42,300
Smart and Final, Inc.                    2,237,900        1,155,600
Sotheby's Holdings, Inc. Class A        18,030,000        2,745,000
Southern Union Co. %                       832,500        1,397,500
Stein Mart, Inc.                         2,825,000                        1,075,000
Sun Intl. Hotels, Ltd.                   2,875,000          440,000
Sunburst Hospitality Corp.               3,650,036          606,666         281,666
The Sports Club Co.                      1,955,000                        1,955,000
Vail Resorts, Inc. Class A               9,678,900          387,100
Westwood One, Inc (Formerly              1,250,000          635,000         185,000
 Metro Networks, Inc.)&


                                        Balance of                               Dividend
                                      Shares Held on         Value                Income
           Name of Issuer              Sep. 30, 1999     Sep. 30, 1999     Oct. 1-Sep. 30, 1999
-----------------------------------  ----------------  -----------------  ---------------------
Alexander's, Inc.                          350,900          $25,374,456
AMF Bowling, Inc.                       10,210,000           42,116,250
American Mobile Satellite Corp.          3,500,000           61,250,000
Avatar Holdings, Inc.                      750,000           14,250,000
Bristol Hotels & Resorts, Inc.           2,100,750           14,442,656
Caliber Learning Network, Inc.             804,600            1,659,488
Cellular Communications of P.R.,                 0                    0**
 Inc.
Choice Hotels Intl., Inc.               13,225,300          226,483,263
ChoicePoint, Inc.                        1,640,000          110,495,000
CoreComm, Ltd.+                          2,205,000           72,627,155
Counsel Corp.                            2,170,000            7,323,750        $ 2,119,364
Cross Timbers Oil Co.                    4,375,000           59,062,500            318,661
DeVry, Inc.                              5,150,000          103,000,000
Dollar Tree Stores, Inc.                 3,750,000          149,765,625
DVI, Inc.                                1,680,000           27,510,000
Education Management Corp. #             2,900,000           35,887,500
Flextronics Intl., Ltd. $                2,800,000          162,925,000
Hispanic Broadcasting Corp.              2,800,000          213,150,000
 (Formerly Heftel Broadcasting
 Corp. Class A)
Industrie Natuzzi SPA ADR                5,687,000          111,607,375          4,102,391
ITT Educational Services, Inc.           2,000,000           39,000,000
Learning Tree Intl., Inc.                2,000,000           33,125,000
Libbey, Inc.                             2,920,000           86,322,500            855,750
Manor Care, Inc. (Formerly HCR          10,400,000          178,750,000
 Manor Care, Inc.)
NTL, Inc.@                               3,391,636                    0**
OM Group, Inc.                           2,367,500           90,852,813            845,675
Prison Realty Trust (Formerly CCA          600,000                    0**       2,598,120
 Prison Realty Corp.)
Robert Half Intl., Inc.                  7,100,000          170,400,000
Saga Communications, Inc. Class A        2,937,002           67,551,046
Seacor Smit, Inc.                        1,300,000           66,625,000
Smart and Final, Inc.                    3,393,500           33,935,000            111,895
Sotheby's Holdings, Inc. Class A        20,775,000          536,254,687          8,100,000
Southern Union Co. %                     2,230,000           42,370,000
Stein Mart, Inc.                         1,750,000                    0**
Sun Intl. Hotels, Ltd.                   3,315,000           79,145,625
Sunburst Hospitality Corp.               3,975,036           24,595,536
The Sports Club Co.                              0                    0**
Vail Resorts, Inc. Class A              10,066,000          228,767,775
Westwood One, Inc (Formerly              1,700,000                    0**
                                                       ----------------
 Metro Networks, Inc.)&
                                                       $3,116,625,000          $19,051,856
                                                       ================        ===========

 * "Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Asset Fund held 5% or more of the outstanding voting securities as of September 30, 1999.
** As of September 30, 1999, no longer an affiliate.
 + Received 735,000 shares from 3:2 stock split.
 # Received 880,000 shares from 2:1 stock split .
 $ Received 1,390,000 shares from 2:1 stock split.
 @ Received 369,636 shares from bond conversion.
 % Received 144,125 shares from 5% stock dividend.
 & Received 625,000 shares from merger

                             B A R O N   F U N D S

BARON SMALL CAP FUND


                                    Balance of          Gross        Gross Sales
                                 Shares Held on      Purchases          and
         Name of Issuer           Sep. 30, 1998    and Additions     Reductions
------------------------------  ----------------  ---------------  -------------

AVTEAM, Inc.                            750,000
Career Education Corp.                  520,000         386,700          12,800
Equity Marketing, Inc.                  400,000          25,250         125,250
IT Group, Inc.                        1,750,000          50,000         450,000
Mortons Restaurant Group, Inc.          350,000          25,000          25,000
ResortQuest Intl., Inc.                 825,000          25,000         100,000



                                     Balance of                             Dividend
                                   Shares Held on        Value               Income
         Name of Issuer             Sep. 30, 1999    Sep. 30, 1999    Oct. 1-Sep. 30, 1999
--------------------------------  ----------------  ---------------  ---------------------
AVTEAM, Inc.                            750,000      $ 5,156,250
Career Education Corp.                  893,900       25,923,100
Equity Marketing, Inc.                  300,000                0**
IT Group, Inc.                        1,350,000       12,909,375
Mortons Restaurant Group, Inc.          350,000        6,146,875
ResortQuest Intl., Inc.                 750,000                0**
                                                    ------------
                                                     $50,135,600              $ 0
                                                    ============              ===

 * "Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Small Cap Fund held 5% or more of the outstanding voting securities as of September 30, 1999.
** As of September 30, 1999, no longer an affiliate.

                             B A R O N   F U N D S


--------------------------------------------------------------------------------
(9) Financial Highlights



BARON ASSET FUND
Selected data for a share of beneficial interest outstanding throughout each year:
--------------------------------------------------------------------------------

                                                             Year Ended September 30,
                                               1999            1998            1997             1996
                                         ---------------  -------------  ---------------  ---------------
Net asset value, beginning of year         $     39.96     $    47.43      $     35.50      $     29.30
                                           -----------     ----------      -----------      -----------
Income from investment
 operations
Net investment income (loss)                     (0.30)          0.05            (0.14)           (0.06)
Net realized and unrealized gains
 (losses) on investments                         11.95          (7.52)           12.11             6.29
                                           -----------     ----------      -----------      -----------
  Total from investment
   operations                                    11.65          (7.47)           11.97             6.23
                                           -----------     ----------      -----------      -----------
Less distributions
Dividends from net investment
 income                                          (0.04)          0.00             0.00             0.00
Distributions from net realized gains             0.00           0.00            (0.04)           (0.03)
                                           -----------     ----------      -----------      -----------
  Total distributions                            (0.04)          0.00            (0.04)           (0.03)
                                           -----------     ----------      -----------      -----------
Net asset value, end of year               $     51.57     $    39.96      $     47.43      $     35.50
                                           ===========     ==========      ===========      ===========
  Total return                                    29.2%*        (15.7%)           33.8%            21.3%
                                           -----------     ----------      -----------      -----------
Ratios/Supplemental data
Net assets (in millions), end of year      $   5,863.1     $  4,410.5       $  3,224.5       $  1,166.1
Ratio of expenses to average net
 assets                                           1.31%          1.32%            1.35%            1.40%
Ratio of net investment income
 (loss) to average net assets                    (0.57%)         0.11%           (0.52%)          (0.29%)
Portfolio turnover rate                          15.64%         23.43%           13.23%           19.34%


                                                                     Year Ended September 30,
                                              1995          1994         1993         1992         1991         1990
                                         -------------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year         $   22.82     $  21.91     $  16.20     $  14.80     $  10.88     $  17.22
                                           ---------     --------     --------     --------     --------     --------
Income from investment
 operations
Net investment income (loss)                   (0.09)       (0.14)       (0.13)       (0.08)        0.07         0.21
Net realized and unrealized gains
 (losses) on investments                        7.23         1.82         6.00         1.52         4.05        (5.14)
                                           ---------     --------     --------     --------     --------     --------
  Total from investment
   operations                                   7.14         1.68         5.87         1.44         4.12        (4.93)
                                           ---------     --------     --------     --------     --------     --------
Less distributions
Dividends from net investment
 income                                         0.00         0.00         0.00        (0.04)       (0.20)      ( 0.16)
Distributions from net realized gains          (0.66)       (0.77)       (0.16)        0.00         0.00       ( 1.25)
                                           ---------     --------     --------     --------     --------     --------
  Total distributions                          (0.66)       (0.77)       (0.16)       (0.04)       (0.20)      ( 1.41)
                                           ---------     --------     --------     --------     --------     --------
Net asset value, end of year               $   29.30     $  22.82     $  21.91     $  16.20     $  14.80     $  10.88
                                           =========     ========     ========     ========     ========     ========
  Total return                                  32.3%         8.0%        36.5%         9.7%        38.3%       (30.7%)
                                           ---------     --------     --------     --------     --------     --------
Ratios/Supplemental data
Net assets (in millions), end of year      $   290.0      $  80.3      $  59.9      $  43.8      $  47.4      $  40.0
Ratio of expenses to average net
 assets                                         1.44%        1.59%        1.85%        1.68%        1.70%        1.78%
Ratio of net investment income
 (loss) to average net assets                  (0.55%)      (0.71%)      (0.69%)      (0.53%)       0.49%        1.53%
Portfolio turnover rate                        35.15%       55.87%      107.94%       95.45%      142.73%       97.81%


*Had the adviser not made the capital contribution, the adjusted total return would have been 29.1% for the year ended September 30, 1999.

The Fund's adviser and/or Baron Capital reimbursed the Fund for expenses aggregating $8,561 (less than $0.01 per share) in 1990. The reimbursement amounts are excluded from the expense data above.

                             B A R O N   F U N D S


--------------------------------------------------------------------------------
(9) Financial Highlights (CONTINUED)


BARON GROWTH FUND
Selected data for a share of beneficial interest outstanding throughout each year:
--------------------------------------------------------------------------------


                                                                                Year Ended September 30,
                                                              1999           1998          1997         1996          1995*
                                                         -------------  -------------  -----------  -----------  --------------
Net asset value, beginning of year                         $  20.32       $  24.89       $  18.40     $  14.77     $ 10.00
                                                           --------       --------       --------     --------     -------
Income from investment operations
Net investment income (loss)                                  (0.04)          0.06           0.06         0.11        0.04
Net realized and unrealized gains (losses)
 on investments                                                8.82          (4.56)          6.68         3.66        4.73
                                                           --------       --------       --------     --------     -------
  Total from investment operations                             8.78          (4.50)          6.74         3.77        4.77
                                                           --------       --------       --------     --------     -------
Less distributions
Dividends from net investment income                          (0.04)         (0.02)         (0.09)       (0.04)       0.00
Distributions from net realized gains                          0.00          (0.05)         (0.16)       (0.10)       0.00
                                                           --------       --------       --------     --------     -------
  Total distributions                                         (0.04)         (0.07)         (0.25)       (0.14)       0.00
                                                           --------       --------       --------     --------     -------
Net asset value, end of year                               $  29.06       $  20.32       $  24.89     $  18.40     $ 14.77
                                                           ========       ========       ========     ========     =======
  Total return                                                43.2  %        (18.1%)         37.1%        25.8%       47.7%
                                                           --------       --------       --------     --------     -------
Ratios/Supplemental data
Net assets (in millions), end of year                      $  439.4       $  315.6       $  390.8      $ 207.2     $  28.6
Ratio of total expenses to average net assets                  1.40%          1.43%          1.40%        1.54%       1.99%**
Less: Ratio of interest expense to average net assets         (0.03%)        (0.06%)         0.00%        0.00%       0.00%
                                                           --------      ---------      ---------    ---------     --------
Ratio of operating expenses to average net assets              1.37%          1.37%          1.40%        1.54%       1.99%**
                                                           ========      =========      =========    =========     ========
Ratio of net investment income (loss) to average
 net assets                                                   (0.20%)         0.21%          0.37%        1.20%       1.13%**
Portfolio turnover rate                                       53.36%         40.38%         25.17%       40.27%      40.56%

* For the period January 3, 1995 (commencement of operations) to September 30, 1995.

**   Annualized.

The Fund's custodian offset custody fees of $5,252 (less than $.01 per share) in 1996 and $12,003 (less than $0.01 per share) in 1995.
The expense offset amounts are included in expense data above.

BARON SMALL CAP FUND
Selected data for a share of beneficial interest outstanding throughout each year:



                                                       Year ended  September 30,
                                                          1999          1998*
                                                      ------------ -------------

Net asset value, beginning of year                      $   8.61      $  10.00
                                                        --------      --------
Income from investment operations
Net investment loss                                        (0.10)        (0.02)
Net realized and unrealized gains (losses)
 on investments                                             4.86         (1.37)
                                                        --------      --------
  Total from investment operations                          4.76         (1.39)
                                                        --------      --------
Less distributions
Dividends from net investment income                        0.00          0.00
Distributions from net realized gains                       0.00          0.00
                                                        --------      --------
  Total distributions                                       0.00          0.00
                                                        --------      --------
Net asset value, end of year                            $  13.37      $   8.61
                                                        ========      ========
  Total return                                             55.3  %       (13.9%)
                                                        --------      --------
Ratios/Supplemental data
Net assets (in millions), end of year                   $  715.7      $  403.7
Ratio of expenses to average net assets                     1.34%         1.39%
Ratio of net investment loss to average net assets         (0.99%)       (0.20%)
Portfolio turnover rate                                    42.69%        59.68%


* For the period October 1, 1997 (commencement of operations) to September 30, 1998.

                             B A R O N   F U N D S


Report of Independent Accountants
--------------------------------------------------------------------------------

-----------------------
TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES OF
BARON ASSET FUND:
-----------------------

     In our opinion, the accompanying statements of assets and liabilities and statements of net assets, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Baron Asset Fund (comprising, respectively, Baron Asset Fund, Baron Growth Fund (formerly Baron Growth & Income Fund) and Baron Small Cap Fund) (collectively the "Funds") at September 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                     PricewaterhouseCoopers LLP


New York, New York
November 17, 1999








--------------------------------------------------------------------------------

     Any statements contained in this annual report which are not historical facts are forward-looking statements; and, therefore, many important factors could cause actual results to differ materially from those in the forward-looking statements. Such factors include, but are not limited to, changes (legislative or otherwise) in the industries in which the Funds invest, as well as changes relating to taxes and mutual funds. The "Investment Policies and Risks" section of the Prospectus discusses certain factors that could cause actual results to differ materially from those in such forward-looking statements.

                           B A R O N      F U N D S

--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
              IN BARON ASSET FUND IN RELATION TO THE RUSSELL 2000*


                              Baron Asset Fund                 Russell 2000
                              ----------------                 ------------
                                   10000                          10000
1987                               11950                          10479
1988                               13234                           9353
1989                               18521                          11366
1990                               12838                           8282
1991                               17760                          12018
1992                               19484                          13091
1993                               26595                          17436
1994                               28728                          17892
1995                               38003                          22079
1996                               46098                          24979
1997                               61656                          33269
1998                               51946                          26943
1999                               67090                          32080


* The Russell 200 is an unmanaged index of small and mid-sized companies
--------------------------------------------------------------------------------


BARON ASSET FUND

Baron Asset Fund's performance in the fiscal year ended September 1999 was strong as markets recovered from depressed levels last fall. The Fund gained 29.2% during the year and significantly outperformed the Russell 2000 index which gained 19.1%. The Fund kept pace with the S&P 500 which gained 27.8%.

Baron Asset Fund invests in small and medium sized companies. The relative bear market in small cap stocks continued in the first half of fiscal year 1999. In the sixteen-year period since 1983 the performance of market averages that represent small companies has significantly under-performed market averages that represent more established, large companies. The resulting valuations of small cap stocks in general are compelling. Small cap stocks normally trade at valuations relative to their earnings substantially above those of large cap stocks, reflecting superior growth expectations. Only twice before have small cap stocks traded at valuations relative to their earnings equal to large cap companies. In both instances the attractive valuations led to multi-year small cap rallies. Today, valuations remain at those extremely attractive levels.

Baron Asset Fund's investment style is best categorized as a value orientation towards growth. Purchase great businesses with exciting growth opportunities at value-based attractive prices. The Fund has characteristics of both value and growth. Value stocks dramatically under-performed growth stocks in Fiscal Year 1999. The Russell 2000 growth index gained 32.6% while the Russell 2000 value index gained only 5.8% in the year ended September 30. Baron Asset Fund with its under-weighting in the technology sector should benefit when value comes back in favor.

The Fund's performance was not uniform across the year. Baron Asset Fund performed extremely well in the first half of the fiscal year. The Fund gained 35.7% and significantly outperformed the performance of the Russell 2000, +10.0%, and the performance of the S&P 500, +27.2%. The Fund performed poorly in the second half of the year, losing 4.9% as compared to a gain for the Russell 2000 of 8.3% and 0.3% for the S&P 500.

The performance of Baron Asset Fund was not uniform across sectors. The Fund realized large gains in Financial Services, Media & Entertainment and Communications. The Fund also performed well in its investments in Retail, Manufacturing and Hotels and Lodging. The Fund realized losses in Health Care, Business Services, Education and Leisure.

In fiscal year 2000, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and have the ability to sustain superior levels of profitability. The companies will continue to be identified through our independent research efforts. Companies in which we invest will have the potential to increase in price at least 50% over the next two years. The Fund will remain diversified not only by industry and investment theme, but also by external factors we have identified that could affect company performance. This approach to investing in companies, not trading of stocks, could allow the Fund to continue to produce above average rates of return while keeping an attractive risk profile. The extremely attractive valuation levels of companies within the small cap universe and the current prices of some of our longer term core positions leave us looking forward to a successful 2000.

                           B A R O N      F U N D S




--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
              IN BARON GROWTH FUND IN RELATION TO THE RUSSELL 2000*


                     Baron Growth & Income            Russell 2000
                     ---------------------            ------------
                            10000                        10000
1995                        14770                        12730
1996                        18575                        14408
1997                        25469                        19181
1998                        20855                        15534
1999                        29868                        18496

Information Presented by Fiscal Year as of September 30
Past performance is not predictive of future performance

* The Russell 200 is an unmanaged index of small and mid-sized companies
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
BARON GROWTH FUND

Baron Growth Fund's performance in the fiscal year ended September 1999 was strong as markets recovered from depressed levels last fall. The Fund gained 43.2% during the year and significantly outperformed the Russell 2000 index which gained 19.1% and the S&P 500, which gained 27.8%.

Baron Growth Fund invests in small sized companies. While the investment performance of smaller companies in fiscal 1999 was acceptable, rebounding from a poor fiscal 1998, the performance of smaller companies continues to lag that of larger more established companies. This trend has continued for most of the last sixteen years. The resulting valuations of smaller companies remain compelling. While Baron Growth Fund has been able to keep pace with the S&P 500 in the nearly five years since its inception, +25.9% per year, it is well positioned to take advantage of a better small cap environment when it materializes.

The Fund's performance was not uniform across the year. Baron Growth Fund performed exceedingly well in the first half of the fiscal year gaining 31.9%, and out-performed the performance of the Russell 2000 which gained 10.0% and the S&P 500 which gained 27.2%. The Fund continued to do well in the June quarter, +17.5%, but lost 7.5% in the September quarter. For the second half of the fiscal year the Fund gained 8.7% as compared to +0.3% and +8.3% for the S&P 500 and Russell 2000 respectively.

The performance of Baron Growth Fund was not uniform across sectors. The Fund realized large gains in Financial Services and Communications. The Fund also performed well in its investments in Media and Entertainment, Manufacturing and Hotels and Lodging. The Fund realized losses in Health Care, Business Services, Education and Leisure.


In fiscal year 2000 the Fund will continue to be invested in small companies that have the potential to appreciate in value at least 50% during the next two years. The Fund's portfolio is well positioned to take advantage of the attractive valuations that now exist within the small cap universe.

                           B A R O N      F U N D S




--------------------------------------------------------------------------------

             COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
            IN BARON SMALL CAP FUND IN RELATION TO THE RUSSELL 2000*


                                Baron Small Cap Fund           Russell 2000
                                --------------------           ------------
                                       10000                      10000
1998                                    8610                       8085
1999                                   13370                       9626

Information Presented by Fiscal Year as of September 30
Past performance is not predictive of future performance

* The Russell 200 is an unmanaged index of small and mid-sized companies
--------------------------------------------------------------------------------



BARON SMALL CAP FUND

Baron Small Cap Fund's performance in the fiscal year ended September 1999 was strong as markets recovered from depressed levels last fall. The Fund gained 55.3% during the year and significantly outperformed the Russell 2000 index which gained 19.1% and the S&P 500 which gained 27.8%. In its first two years of operation the Fund, was up 33.7%, and has significantly outperformed the Russell 2000 which lost 3.6% in the two years ended September 30.

The Fund's performance was strong both on an absolute basis, and relative to its small cap peers throughout the Fiscal year. The Fund performed exceedingly well in the first three quarters of the fiscal year and managed a small gain in the September quarter in which both the Russell 2000 and S&P 500 fell 6.3%. The Fund realized its greatest gains in the first fiscal quarter, +22.4%, a strong quarter for U.S. stocks in general. The Fund realized its greatest relative gains in the March quarter, up 12.8%, while the Russell 2000 fell 5.4%.

Quarterly Table




Fiscal Year 1998      Baron Small Cap Fund     Russell 2000
------------------   ----------------------   -------------
4th Qtr 1998                  +22.4%              +16.3%
1st Qtr 1999                  +12.8%               -5.4%
2nd Qtr 1999                  +12.4%              +15.6%
3rd Qtr 1999                  + 0.1%               -6.3%
Fiscal Year                   +55.3%              +19.1%

The performance of Baron Small Cap Fund was not uniform across sectors. The Fund realized large gains in Communications and Media and Entertainment. The Fund also performed well in its investments in Retail, Business Services, Hotels and Lodging and Leisure. The Fund realized losses in Health Care and Manufacturing.

In fiscal year 2000, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. The companies will continue to be identified through our independent research efforts. Companies in which we invest have the potential to increase in price at least 50% over the next two years. The Fund will continue to invest in smaller "Growth Companies", "Fallen Angels" and "Special Situations". The industries that continue to be of special interest are in Communications, Media and Entertainment and specialized service companies that provide services to these industries. The attractive valuation levels of companies within the small cap universe leave us looking forward to a successful 2000.